    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1996

                                                   REGISTRATION NOS.: 33-56239
                                                                     811-07233
-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                               ----------------
                                  FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933
                                                                           [X]

                         PRE-EFFECTIVE AMENDMENT NO.
                                                                           [ ]

                        POST-EFFECTIVE AMENDMENT NO. 2
                                                                           [X]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940
                                                                           [X]

                               AMENDMENT NO. 3
                                                                           [X]
                               ----------------

                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                       (A MASSACHUSETTS BUSINESS TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                             SHELDON CURTIS, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                           DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                            WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036
                               ----------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after this Post-Effective Amendment becomes effective.
                               ----------------
   IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
BOX)

           immediately upon filing pursuant to paragraph (b)

        X  on March 28, 1996 pursuant to paragraph (b)
       ---

           60 days after filing pursuant to paragraph (a)

           on (date) pursuant to paragraph (a) of rule 485

   THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO SECTION (A)(1) OF RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. PURSUANT TO SECTION (B)(2) OF RULE 24F-2, THE REGISTRANT HAS FILED A RULE 24F-2 NOTICE FOR ITS FISCAL PERIOD ENDING JANUARY 31, 1996 WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 7, 1996.
-------------------------------------------------------------------------------

                   DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                            CROSS-REFERENCE SHEET

                                  FORM N-1A

 ITEM          CAPTION
-------------  -----------------------------------------------------
PART A         PROSPECTUS
-------------  -----------------------------------------------------
1.        .... Cover Page
2.        .... Summary of Fund Expenses; Prospectus Summary
3.        .... Performance Information; Financial Highlights
4.        .... Investment Objective and Policies; Risk
               Considerations; The Fund and its Management; Cover
               Page; Investment Restrictions; Prospectus Summary;
               Appendix
5.        .... The Fund and Its Management; Back Cover; Investment
               Objective and Policies
6.        .... Dividends, Distributions and Taxes; Additional
               Information
7.        .... Purchase of Fund Shares; Shareholder Services;
               Redemptions and Repurchases
8.        .... Redemptions and Repurchases; Shareholder Services
9.        .... Not Applicable

   PART B          STATEMENT OF ADDITIONAL INFORMATION
----------         ----------------------------------------------------------
10.           .... Cover Page
11.           .... Table of Contents
12.           .... The Fund and Its Management
13.           .... Investment Practices and Policies; Risk Considerations;
                   Investment Restrictions; Portfolio Transactions and
                   Brokerage
14.           .... The Fund and Its Management; Trustees and Officers
15.           .... Trustees and Officers
16.           .... The Fund and Its Management; Purchase of Fund Shares;
                   Custodian and Transfer Agent; Independent Accountants
17.           .... Portfolio Transactions and Brokerage
18.           .... Description of Shares
19.           .... Repurchase of Fund Shares; Redemptions and Repurchases;
                   Statements of Assets and Liabilities; Shareholder Services
20.           .... Dividends, Distributions and Taxes
21.           .... Purchase of Fund Shares
22.           .... Dividends, Distributions and Taxes
23.           .... Performance Information


PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS -- MARCH 28, 1996
-----------------------------------------------------------------------------


Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end, diversified management investment company whose investment objective is to seek long-term total return on its investments. The Fund seeks to meet its investment objective by allocating its assets among U.S. and foreign equities, fixed-income and adjustable rate securities ("fixed-income securities") and money market instruments.

Shares of the Fund are continuously offered at net asset value. However, redemptions and/or repurchases are subject, in most cases, to a contingent deferred sales charge, which declines from 5% to 1% of the amount redeemed, if made within six years of purchase, which charge will be paid to the Fund's Distributor, Dean Witter Distributors Inc. See "Repurchases and Redemptions--Contingent Deferred Sales Charge." In addition, the Fund pays the Distributor a Rule 12b-1 distribution fee pursuant to a Plan of Distribution at the annual rate of 1.0% of the lesser of the (i) average daily aggregate net sales or (ii) average daily net assets of the Fund. See "Purchase of Fund Shares--Continuous Offering--Plan of Distribution."


This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated March 28, 1996, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


Table of Contents


Prospectus Summary/   2

Summary of Fund Expenses/   3

Financial Highlights/    4

The Fund and its Management/   5

Investment Objective and Policies/    6

Risk Considerations /   7

Investment Restrictions/  15

Purchase of Fund Shares/  15

Shareholder Services/  18

Redemptions and Repurchases/  21

Dividends, Distributions and Taxes/  23

Performance Information/  24

Additional Information/  24

Appendix/  26


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Dean Witter Global Allocation Fund
Two World Trade Center
New York, New York 10048
(800) 869-NEWS (toll-free)


             Dean Witter Distributors Inc.,
             DISTRIBUTOR

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                diversified management investment company. The Fund allocates its assets among U.S. and foreign equities, income securities and money market instruments.
------------------  -------------------------------------------------------------------------------------------------------------
Offering Price      At net asset value without sales charge (see page 15). Shares redeemed within six years of purchase are subject to a contingent deferred sales charge under most circumstances (see page 21).
------------------  -------------------------------------------------------------------------------------------------------------
Minimum             Minimum initial investment, $1,000 ($100 if the account is opened through EasyInvest(Service Mark)); minimum subsequent
Purchase            investment, $100 (see page 16).
------------------  -------------------------------------------------------------------------------------------------------------
Investment          The investment objective of the Fund is to seek long-term total return on its investments.
Objective
------------------  -------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager and         subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management
Sub-Advisers        and administrative capacities to ninety-six investment companies and other portfolios with net assets under management of approximately $82.5 billion at February 29, 1996. InterCapital has retained TCW Funds
                    Management, Inc. ("TCW") and Morgan Grenfell Investment Services Ltd. ("MGIS") as Sub-Advisers to provide investment advice and manage the Fund's non-U.S. portfolio. TCW, which is responsible for Canadian and Latin
                    American investments, serves as investment adviser to twelve TCW/DW Funds and had at February 29, 1996, together with its affiliates, approximately $53 billion under management or committed to management in various fiduciary or advisory capacities, primarily to institutional investors. MGIS, which is responsible for the Fund's investments outside of the Western Hemisphere, currently serves as investment adviser for primarily U.S. corporate and public employee benefit plans, investment companies, endowments and foundations with assets of approximately $12.9 billion at December 31, 1995 (see page 5).
------------------  -------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 1.0% of the Fund's average daily net
Fee                 assets. The Sub-Advisers each receive a monthly fee from InterCapital equal to 30% of InterCapital's investment management fee (see page 5). The management fee is higher than that paid by most other investment companies.
------------------  -------------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income are paid at least annually. Capital gains, if any, are distributed at
Distributions       least annually or retained for reinvestment by the Fund. Dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless the shareholder elects to receive cash (see page 23).
------------------  -------------------------------------------------------------------------------------------------------------
Distributor         Dean Witter Distributors Inc. (the "Distributor"). The Distributor receives from the Fund a Rule 12b-1 distribution fee accrued daily and payable monthly at the rate of 1.0% per annum of the lesser of (i) the
                    Fund's average daily aggregate net sales or (ii) the Fund's average daily net assets. This fee compensates the Distributor for the services provided in distributing shares of the Fund and for sales related expenses.
                    The Distributor also receives the proceeds of any contingent deferred sales charges (see page 16).
------------------  -------------------------------------------------------------------------------------------------------------
Redemption--        Shares are redeemable by the shareholder at net asset value. An account may be involuntarily redeemed if the
Contingent          total value of the account is less than $100 or, if the account was opened through EasyInvest, if after
Deferred            twelve months the shareholder has invested less than $1,000 in the account. Although no commission or sales
Sales               load is imposed upon the purchase of shares, a contingent deferred sales charge (scaled down from 5% to 1%)
Charge              is imposed on any redemption of shares, if, after such redemption, the aggregate current value of an account with the Fund falls below the aggregate amount of the investor's purchase payments made during the first six years preceding the redemption. However, there is no charge imposed on redemption of shares purchased through reinvestment of dividends or distributions (see pages 21-22).
------------------  -------------------------------------------------------------------------------------------------------------
Risk                The net asset value of the Fund's shares will fluctuate with changes in market value of portfolio securities.
Considerations      It should be recognized that the foreign securities and markets in which the Fund may invest pose different and greater risks than those customarily associated with domestic securities and their markets. The Fund may engage in various investment practices which present special risks, including investments in forward foreign currency exchange contracts, lower-rated fixed-income securities, convertible securities, adjustable rate mortgages, options and futures, investment companies, rights and warrants, repurchase agreements, when-issued and delayed delivery securities and forward commitments, when, as and if issued securities, reverse repurchase agreements and dollar rolls and private placements (see pages 8-15).
------------------  -------------------------------------------------------------------------------------------------------------
Shareholder         Automatic Investment of Dividends and Distributions; Investment of Distributions Received in Cash; Systematic
Services            Withdrawal Plan; Exchange Privilege; EasyInvest (Service Mark) , Tax-Sheltered Retirement Plans (see pages 18 through 21).
------------------  -------------------------------------------------------------------------------------------------------------


 The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus
               and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

   The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the fiscal period ended January 31, 1996, except as otherwise noted.

Shareholder Transaction Expenses
---------------------------------
Maximum Sales Charge Imposed on Purchases ............................................    None
Maximum Sales Charge Imposed on Reinvested Dividends .................................    None
Contingent Deferred Sales Charge
  (as a percentage of the lesser of original purchase price or redemption proceeds)  .    5.0%

   A contingent deferred sales charge is imposed at the following declining rates:

 YEAR SINCE PURCHASE PAYMENT MADE        PERCENTAGE
------------------------------------  --------------
First ............................... 5.0%
Second .............................. 4.0%
Third ............................... 3.0%
Fourth .............................. 2.0%
Fifth ............................... 2.0%
Sixth ............................... 1.0%
Seventh and thereafter .............. None


Redemption Fees ..........................................................    None
Exchange Fee .............................................................    None
Annual Fund Operating Expenses (as a Percentage of Average Net Assets)
----------------------------------------------------------------------
Management Fees* .........................................................    1.00%
12b-1 Fees** .............................................................    0.93%
Other Expenses* ..........................................................    0.94%
Total Fund Operating Expenses* ...........................................    2.87%

---------------
   * "Management Fees" and "Other Expenses" have been restated to reflect current fees and expenses. InterCapital assumed all expenses (except the 12b-1 fee and brokerage fees) and waived the compensation provided for in its management agreement until December 31, 1995. For the fiscal period ended January 31, 1996, actual "Management Fees" (after fee waiver) totalled 0.13% and "Other Expenses" (after expense assumption) totalled 0.08% and "Total Fund Operating Expenses" were 1.14%.

   ** A portion of the 12b-1 fee equal to 0.25% of the Fund's average daily net assets is characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and will be paid annually to the selling broker (see "Purchase of Fund Shares").



 EXAMPLE                                                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------  --------  ---------  ---------  ----------
You would pay the following expenses on a $1,000 investment, assuming (1)
 5% annual return and (2) redemption at the end of each time period:  .....    $79       $119       $140        $320
You would pay the following expenses on the same investment, assuming no
 redemption: ..............................................................    $29       $ 89       $120        $320


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.





   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Plan of Distribution" and "Redemption and Repurchases."

   Long-term shareholders of the Fund may pay more in sales charges and distribution fees than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------


   The following ratios and per share data for a share of beneficial interest outstanding throughout the period beginning with the commencement of the Fund's operations and ended January 31, 1996 have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto, and the unqualified report of independent accountants which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.



                                            FOR THE PERIOD
                                          FEBRUARY 28, 1995*
                                           THROUGH JANUARY
                                               31, 1996
                                         ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ..  $    10.00
                                         ------------------
Net investment income ..................        0.17
Net realized and unrealized gain  ......        2.20
                                         ------------------
Total from investment operations  ......        2.37
                                         ------------------
Less dividends and distributions from:
Net investment income ..................       (0.34)
Net realized gain ......................       (0.24)
                                         ------------------
Total dividends and distributions  .....       (0.58)
                                         ------------------
Net asset value, end of period .........  $    11.79
                                         ==================
TOTAL INVESTMENT RETURN+ ...............       23.89%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ...............................        1.14%(2)(3)
Net investment income ..................        1.71%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands        $44,271
Portfolio turnover rate ................          71%(1)



------------
   *   Commencement of operations.
   +   Does not reflect the deduction of sales charge.
   (1) Not annualized.
   (2) Annualized.
   (3) If the Fund had borne all its expenses, the above annualized expense and net investment loss ratios would have been 2.87% and (0.02%), respectively.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------


   Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end, diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of The Commonwealth of Massachusetts on October 18, 1994.


   Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a balanced financial services organization providing a broad range of nationally marketed credit and investment products.


   InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to ninety-six investment companies (the "Dean Witter Funds"), thirty of which are listed on the New York Stock Exchange, with combined assets of approximately $79.9 billion at February 29, 1996. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $2.6 billion at such date.


   The Fund has retained the Investment Manager to manage its business affairs and manage the investment of the Fund's U.S. assets, including the placing of orders for the purchase and sale of portfolio securities, and to supervise the investment of all the Fund's assets. In addition, the Fund has retained InterCapital to provide it with administrative services and InterCapital has, in turn, retained Dean Witter Services Company to perform these administrative services.

   Under Sub-Advisory Agreements between InterCapital and TCW Funds Management, Inc. ("TCW") and Morgan Grenfell Investment Services Ltd. ("MGIS"), TCW and MGIS provide the Fund with investment advice and portfolio management relating to the Fund's investments in securities issued by issuers located in Canada and Latin America (TCW) and outside the Western Hemisphere
(MGIS), subject to the overall supervision of the Investment Manager.


   TCW is located at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc., whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of The TCW Group, Inc., may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. As of February 29, 1996, TCW and its affiliated companies had approximately $53 billion under management or committed to management, primarily from institutional investors.

   MGIS, whose address is 20 Finsbury Circus, London, England, manages, as of December 31, 1995, assets in excess of $12.9 billion for primarily U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS is an indirect subsidiary of Deutsche Bank AG, the largest commercial bank in Germany.


   The Fund's Trustees review the various services provided by the Investment Manager and the Sub-Advisers to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the Fund's net assets. As compensation for their services provided pursuant to their

Sub-Advisory Agreements, the Investment Manager pays each Sub-Adviser monthly compensation equal to 30% of its monthly compensation.


   The Fund's expenses include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; certain legal, transfer agent, custodian and auditing fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund. The Investment Manager assumed all operating expenses (except for the Plan of Distribution Fee and any brokerage fees) and waived the compensation provided for in its Investment Management Agreement until December 31, 1995. For the period ended January 31, 1996, the Fund accrued (after fee waiver) total compensation to the Investment Manager amounting to 0.13% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The investment objective of the Fund is to seek long-term total return on its investments. This objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund's investment policies described below, unless otherwise stated, are not fundamental and may be changed without shareholder approval.

   The Fund seeks to achieve its investment objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. The Investment Manager, with the assistance of the Fund's Sub-Advisers, will initially allocate, and periodically reallocate, the composition of the Fund's assets based upon an overall evaluation of global monetary, economic and financial market trends and the anticipated relative total return on securities available in different capital markets around the world. In allocating among equity, fixed-income and money market securities within a given capital market, the Investment Manager, with the assistance of the Sub-Advisers, will consider the relative opportunity for price appreciation of equity and fixed-income securities, dividend yields and the level of interest rates paid on fixed- income securities of various maturities. Therefore, at any given time, the Fund's assets may be invested in any amounts of either U.S. or foreign equity or fixed-income (including money market) securities, or in any combination thereof. Under normal circumstances, the Fund will have at least 65% of its total assets invested in securities issued in at least three separate countries (including the U.S.).

   The Investment Manager will meet with the Fund's Sub-Advisers, at least quarterly, to discuss the Fund's overall strategy of asset allocation described above. Once determinations of the equity, fixed-income and money market sector allocation and geographic distribution of the Fund's assets have been made, the Investment Manager and each Sub-Adviser will be responsible for the individual security selection within its geographic area of responsibility. The final determinations of the sector and geographic asset allocations of the Fund will be made by the Investment Manager.

   Within the equity sector, the Fund seeks to invest in those economic sectors expected by the Investment Manager or Sub-Adviser to benefit from major trends and in individual stocks which are deemed by them to have superior investment potential. The Fund may purchase equity securities (including convertible debt obligations and, except for certain foreign jurisdictions, convertible preferred stock) sold on the New York, American and other domestic and foreign stock exchanges and in the over-the-counter market.

   Within the fixed-income sector, the Fund seeks to maximize the return on its investments by adjusting maturities and coupon rates to prevailing interest rate trends around the world, and by taking cognizance of various conditions and trends in the foreign currency exchange markets. The fixed-income securities in which the Fund may invest include debt securities with maturities of greater than one year, which are issued or guaranteed by the U.S. Govern-ment and its agencies or instrumentalities, by foreign governments (including foreign states, provinces and municipalities) and agencies or instrumentalities thereof and debt securities and preferred stocks issued by U.S. and foreign corporations and other similar business entities. The Fund may also invest in fixed-income securities issued or guaranteed by international organizations designed or supported by multiple governmental entities (which are not obligations of the U.S. Government or foreign governments) to promote economic reconstruction or development such as the International Bank for Reconstruction and Development (the "World Bank").

   Generally, the fixed-income securities (including "convertible" securities, see below) in which the Fund will invest will be rated at the time of their purchase BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's"), or investment grade by a nationally recognized statistical rating organization ("NRSRO"), or which, if unrated, are deemed to be of comparable quality by the Fund's Investment Manager and/or Sub-Adviser. However, the Fund may invest up to 10% of its net assets in fixed-income securities (including convertible securities) which are rated below investment grade by a NRSRO or which are unrated (see below for a discussion of the risks of investing in lower-rated and unrated fixed-income securities and the Appendix for a description of the Moody's and S&P's ratings).

   Investments in securities rated either Baa by Moody's or BBB by S&P may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings. If a fixed- income security held by the Fund is rated BBB or Baa and is subsequently downgraded by a rating agency, the Fund will retain such security in its portfolio until the Investment Manager and/or Sub- Adviser determines that it is practicable to sell the security without undue market or tax consequences to the Fund. In the event that such downgraded securities constitute 10% or more of the Fund's total assets, the Fund will seek to immediately sell sufficient securities to reduce the total to below 10%.

   Within its money market sector, the Fund seeks to maximize returns by exploiting spreads among short-term instruments. The money market portion of the Fund's portfolio will contain short-term (maturities of up to thirteen months) fixed-income securities, issued by private and governmental institutions. Such securities may include: U.S. and foreign government securities; domestic and foreign bank obligations; certificates of deposit issued by foreign and domestic banks; obligations of savings institutions; fully insured certificates of deposit; and commercial paper rated within the two highest grades by S&P or the highest grade by Moody's or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's. Also included within the money market sector are repurchase agreements and reverse repurchase agreements with maturities of under thirteen months.

   The principal currencies in which securities held in the Fund's portfolio will be denominated are: the U.S. dollar; Australian dollar; Deutsche mark; Japanese yen; French franc; British pound; Canadian dollar; Mexican peso; Swiss franc; Dutch guilder; Hong Kong dollar; New Zealand dollar; Spanish peseta; Swedish krona; and European Currency Unit.

RISK CONSIDERATIONS
-----------------------------------------------------------------------------

FOREIGN SECURITIES

   Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealings between nations. Fluctuations in the rela-tive rates of exchange between the currencies of different nations will affect the value of the Fund's investments denominated in foreign currency. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward foreign currency exchange contracts (described below). The Fund will incur certain costs in connection with these currency transactions.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.

   Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of the Fund's trades effected in such markets. As such, the inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities, and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

   Certain of the foreign markets in which the Fund may invest will be emerging markets. These new and incompletely formed markets will have increased risk levels above those occasioned by investing in foreign markets generally. The types of these risks are set forth above. The Fund's management will take cognizance of these risks in allocating any of the Fund's investments in either fixed-income or equity securities issued by issuers in emerging market countries.

   Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") in connection with its foreign securities investments.

   A forward contract involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase (by the Fund or the counterparty) and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Fund's Investment Manager or one of its Sub-Adviser's believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's securities holdings (or securities which the fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross- hedging," will be selected when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Fund anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

   In all of the above circumstances, if the currency in which the Fund securities holdings (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

   American Depository Receipts. The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

FIXED-INCOME SECURITIES

   All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

   Lower-Rated Securities. There is no limitation other than the overall 10% limitation described above on the percentage of the Fund's total assets which may be invested in convertible securities (see below) and debt securities below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Investment grade is generally considered to be debt securities rated BBB or higher by S&P or Baa or higher by Moody's. However, the Fund will not invest in debt securities that are in default in payment of principal or interest.

   Because of the special nature of the Fund's permitted investments in lower rated debt securities, it must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Convertible Securities. Among the fixed-income securities in which the Fund may invest are "convertible" securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   Adjustable Rate Mortgage Securities. The Fund may also invest in adjustable rate mortgage securities ("ARMs"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

   ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

   Zero Coupon Securities. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

   A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


OPTIONS AND FUTURES TRANSACTIONS

   The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transactions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated (although such hedge is limited to the value of the premium received), to close out long call option positions and to generate income. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election.

   The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put positions in a manner similar to call option closing purchase transactions. There are no limits on the Fund's ability to purchase call and put options other than compliance with the foregoing policies.

   The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on underlying portfolio securities, on any currency ("currency" futures), on U.S. and foreign fixed-income securities ("interest rate" futures) and on such indexes of U.S. or foreign equity or fixed- income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of attempting hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against anticipated changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager or Sub-Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

   Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended (the "Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 3% of its total assets in any one investment company, as long as that investment does not represent more than 5% of the voting stock of the acquired investment company at the time such shares are purchased. Investment in other investment companies or vehicles may be the sole or most practical means by which the Fund can participate in certain foreign markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to limitations under the Act and market availability. In addition, special tax considerations may apply. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Investment Manager or Sub-Adviser, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of advisory fees with respect to investments in such other investment companies.

   Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, op-tions to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of government securities or other securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Reverse Repurchase Agreements and Dollar Rolls. The Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. The Fund may enter into dollar rolls in which the Fund sells securities and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse Repurchase agreements and dollar rolls are speculative techniques involving leverage (which may increase investment risk), and are considered borrowings by the Fund.

   Restricted Securities. The Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualifed institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). Investing in restricted securities sellable pursuant to Rule 144A could have the effect of increasing the level of the illiquidity of the Fund to the extent that qualified institutional buyers of such securities become, for a time, uninterested in purchasing these securities. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by its Investment Manager and its Sub-Advisers with a view to achieving the Fund's investment objective. In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager and the Sub-Advisers will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, the views of Trustees of the Fund and others regarding economic developments and interest rate trends, and the Investment Manager's and Sub-Adviser's own analysis of factors they deem relevant.


   The individuals who are primarily responsible for the day-to-day management of the Fund's portfolio are Mark Bavoso, Senior Vice President of InterCapital, Michael P. Reilly, Senior Vice President of TCW and Michael Bullock, Chairman and Chief Investment Officer of MGIS. Mr. Bavoso is a member of InterCapital's Growth & Income Group and has been a portfolio manager at InterCapital for over five years. Mr. Reilly has been a portfolio manager of affiliates of The TCW Group, Inc. since June, 1992, prior to which he was Vice President of Security Pacific Bank. Mr. Bullock is Chairman of MGIS and chief investment officer of its parent company, Morgan Grenfell Asset Management Limited.


   Personnel of the Investment Manager and the Sub-Advisers have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   Orders for transactions in portfolio securities and commodities may be placed for the Fund with a number of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital, and affiliated broker-dealers of MGIS. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR, a broker-dealer affiliate of the Investment Manager. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR and affiliated broker-dealers of the MGIS.

   Although the Fund does not intend to engage in short-term trading, it may sell portfolio securities without regard to the length of time they have been held when such sale will, in the opinion of the Investment Manager or Sub-Adviser, contribute to the Fund's investment objective.

   The portfolio trading engaged in by the Fund may result in its portfolio turnover rate exceeding 200%. The Fund is expected to incur higher than normal brokerage commission costs due to its portfolio turnover rate. Short-term gains and losses taxable at ordinary income rates may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a full discussion of the tax implications of the Fund's trading policy. A more extensive discussion of the Fund's portfolio brokerage policies is set forth in the Statement of Additional Information.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing primarily in securities issued by domestic issuers as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

       1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities).

       2. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

       3. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

       4. As to 75% of its total assets, purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any issuer.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   The Fund offers its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.


   The minimum initial purchase is $1,000. Minimum subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter Global Asset Allocation Fund, directly to Dean Witter Trust Company (the "Transfer Agent") at P.O.

Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker- Dealer. The minimum initial purchase, in the case of investments through EasyInvest, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling at least $1,000 within the first twelve months. In the case of investments pursuant to Systematic Payroll Deduction Plans (including Individual Retirement Plans), the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless a request is made by the shareholder in writing to the Transfer Agent. The offering price will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value").


   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Shares of the Fund purchased through the Distributor are entitled to any dividends declared beginning on the next business day following settlement date. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. Shares purchased through the Transfer Agent are entitled to any dividends declared beginning on the next business day following receipt of an order. Orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. While no sales charge is imposed at the time shares are purchased, a contingent deferred sales charge may be imposed at the time of redemption (see "Redemptions and Repurchases"). Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan"), under which the Fund pays the Distributor a fee, which is accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the Fund's average daily net assets. This fee is treated by the Fund as an expense in the year it is accrued. A portion of the fee payable pursuant to the Plan, equal to 0.25% of the Fund's average daily net assets, is characterized as a service fee within the meaning of NASD guidelines. The service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Amounts paid under the Plan are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.


   For the period beginning with the commencement of the Fund's operations on February 28, 1995 and ended January 31, 1996, the Fund accrued payments under the Plan amounting to $261,923, which amount is equal to 0.93% of the Fund's average daily net sales for the fiscal year. The payments accrued under the Plan were calculated pursuant to clause (a) of the compensation formula under the Plan.

   At any given time, the expenses in distributing shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of contingent deferred sales charges paid by investors upon the redemption of shares (see "Redemption and Repurchases-- Contingent Deferred Sales Charge"). For example, if $1 million in expenses in distributing shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $2,493,630 at January 31, 1996, which equalled 5.63% of the Fund's net assets at such date.


   Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount, if any, does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

DETERMINATION OF NET ASSET VALUE


   The net asset value per share of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the value of all assets of the Fund, subtracting all its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The net asset value per share will not be determined on Good Friday and on such other federal and non- federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange or quoted by NASDAQ is valued at its latest sale price on that exchange or quotation service prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) an option is valued at the mean between the latest bid and asked prices); (3) a futures contract is valued at the latest sales price on the commodities exchange on which it trades unless the Board determines that such price does not reflect its market value, in which case it will be valued at its fair value as determined by the Board of Trustees; (4) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price; (5) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub- Adviser that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (6) the value of short-term debt securities which mature at a date less than sixty days subsequent to valuation date will be determined on an amortized cost or amortized value basis; and (7) the value of other assets will be determined in good faith at fair value under procedures established by and under the general supervision of the Fund's Trustees.

   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of some Trustees.

   Certain securities in the Fund's portfolio may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distributions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund (or, if specified by the shareholder, any other open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds")), unless the shareholder requests that they be paid in cash. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").

   Investment of Dividends or Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution at the net asset value next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are not subject to the imposition of a contingent deferred sales charge upon their redemption (see "Redemptions and Repurchases").


   EasyInvest. (Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases--Involuntary Redemption").


   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable contingent deferred sales charge will be imposed on shares redeemed under the Withdrawal Plan (See "Redemptions and Repurchases-- Contingent Deferred Sales Charge"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable contingent deferred sales charge) to the shareholder will be the designated monthly or quarterly amount.

   Tax-Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

EXCHANGE PRIVILEGE


   The Fund makes available to its shareholders an "Exchange Privilege" allowing the exchange of shares of the Fund for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short- Term Bond Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC funds are hereinafter collectively referred to in this section as the "Exchange Funds.") Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another CDSC fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the CDSC funds can be effected on the same basis. No contingent deferred sales charge ("CDSC") is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. Shares of the Fund acquired in exchange for shares of another CDSC fund having a different CDSC schedule than that of this Fund will be subject to the CDSC schedule of this Fund, even if such shares are subsequently re-exchanged for shares of the CDSC fund originally purchased. During the period of time the shareholder remains invested in shares of an Exchange Fund (calculated from the last day of the month in which the shares were acquired) the holding period (for the purpose of determining the rate of the contingent deferred sales charge) is frozen. If those shares are subsequently reexchanged for shares of a CDSC fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a CDSC fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a CDSC fund (see "Redemptions and Repurchases--Contingent Deferred Sales Charge"). However, in the case of shares exchanged for shares of an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)


   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.

   Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

   The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to shareholders who hold shares of an Exchange Fund pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker- Dealer but who wish to make exchanges directly by telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. Shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional documentation required by the Transfer Agent.

   Contingent Deferred Sales Charge. Shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any charge upon redemption. Shares redeemed sooner than six years after purchase may, however, be subject to a charge upon redemption. This charge is called a "contingent deferred sales charge" ("CDSC"), which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the table below:

                               CONTINGENT DEFERRED
         YEAR SINCE             SALES CHARGE AS A
          PURCHASE            PERCENTAGE OF AMOUNT
        PAYMENT MADE                REDEEMED
--------------------------  -----------------------
First .....................           5.0%
Second ....................           4.0%
Third .....................           3.0%
Fourth ....................           2.0%
Fifth .....................           2.0%
Sixth .....................           1.0%
Seventh and thereafter  ...           None


   A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years preceding the redemption;
(ii) the current net asset value of shares purchased more than six years prior to the redemption; and (iii) the current net asset asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self- employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
(B) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2 ; or (C) a tax-free return of an excess contribution to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a corporate or self-employed retirement plan qualified under Section 401(k) of the Internal Revenue Code which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which Dean Witter Trust Company, an affiliate of the Investment Manager, serves as recordkeeper or Trustee ("Eligible 401(k) Plan"), provided that either: (A) the plan continues to be an Eligible 401(k) Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.


   Repurchase. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value per share next determined (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed upon repurchase by the Fund, the Distributor, DWR or other Selected Broker-Dealer. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.


   Involuntary Redemption. The Fund reserves the right to redeem, upon sixty days' notice and at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under Section 403(b)(7) of the Internal Revenue Code) whose shares have a value of less than $100 as a result of redemptions or repurchases, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest(Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder to make an additional investment in an amount which will increase the value of the account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.


DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund intends to pay at least annually dividends and to distribute substantially all of the Fund's net investment income and net short-term capital gains, if there are any. The Fund intends to distribute dividends from net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional Fund shares and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends be paid in cash. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

   Taxes. Because the Fund intends to distribute all of its net investment income and net short-term capital gains to shareholders and otherwise remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash.

   One of the requirements for the Fund to remain qualified as a regulated investment company is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in the writing of options on securities held for less than three months, in the writing of options which expire in less than three months, and in effecting closing transactions with respect to call or put options which have been written or purchased less than three months prior to such transactions. The Fund may also be restricted in its ability to engage in transactions involving futures contracts.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction.

   At the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and makes the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in the Fund of $1,000 over periods of one, five and ten years, or for the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the Fund and all sales charges which would be incurred by redeeming shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.


   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund. Such calculations may or may not reflect the deduction of the contingent deferred sales charge which, if reflected, would reduce the performance quoted. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc.).


ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.


   The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.


   Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of

Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


   Code of Ethics. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of those Prospectus.

APPENDIX
-----------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS
MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                                 BOND RATINGS

    Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
    A    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
    Baa  Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
         Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
         Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.
    Ba   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.
    B    Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    Caa  Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca   Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


   Rating Refinements: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                                 BOND RATINGS

   A Standard & Poor's bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

 AAA     Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.
A        Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.
BBB      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.
         Bonds rated AAA, AA, A and BBB are considered investment grade bonds.
BB       Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

                               27





B        Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.
CCC      Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.
CC       The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied
         "CCC" rating.
C        The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-"
         debt rating.
Cl       The rating "Cl" is reserved for income bonds on which no interest is being paid.
D        Debt rated "D" is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
NR       Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.
         Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C"
         the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
         Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by S&P from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

    A-1  indicates that the degree of safety regarding timely payment is very strong.
    A-2  indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".
    A-3  indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Dean Witter
Global Asset Allocation Fund
Two World Trade Center
New York, New York 10048

TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Sheldon Curtis
Vice President, Secretary and
General Counsel
Mark Bavoso
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank N.A.
One Chase Plaza
New York, NY 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust Company
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

SUBADVISERS


TCW Funds Management, Inc.
Morgan Grenfell Investment Services Limited
DEAN WITTER
GLOBAL ASSET
ALLOCATION FUND
                                                    PROSPECTUS--MARCH 28, 1996

STATEMENT OF ADDITIONAL INFORMATION
MARCH 28, 1996


                                                   DEAN WITTER
                                                   GLOBAL ASSET ALLOCATION
                                                   FUND
-----------------------------------------------------------------------------

   Dean Witter Global Asset Allocation Fund (the "Fund") is an open-end diversified management investment company whose investment objective is to seek long-term total return on its investments. The Fund seeks to meet its investment objective by allocating its assets among U.S. and foreign equities, fixed-income securities and money market instruments. (See "Investment Practices and Policies.")


   A Prospectus for the Fund dated March 28, 1996, which provides the basic information you should know before investing in the Fund, may be obtained without charge from the Fund at its address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc., at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

Dean Witter Global Asset Allocation Fund
Two World Trade Center
New York, New York 10048
(212) 392-2550
or (800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------


The Fund and its Management ................ 3
Trustees and Officers ...................... 7
Investment Practices and Policies .......... 12
Investment Restrictions .................... 27
Portfolio Transactions and Brokerage  ...... 28
The Distributor ............................ 30
Shareholder Services ....................... 33
Redemptions and Repurchases ................ 37
Dividends, Distributions and Taxes  ........ 40
Performance Information .................... 41
Shares of the Fund ......................... 42
Custodian and Transfer Agent ............... 43
Independent Accountants .................... 43
Reports to Shareholders .................... 43
Legal Counsel .............................. 43
Experts .................................... 43
Registration Statement ..................... 43
Report of Independent Accountants .......... 46
Financial Statements at January 31, 1996  .. 47

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on October 18, 1994.

THE INVESTMENT MANAGER

   Dean Witter InterCapital Inc. (the "Investment Manager" or "InterCapital"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. ("DWDC"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund and research relating to the portfolio of of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager and Sub-Advisers, subject to review of investments by the Fund's Board of Trustees. In addition, Trustees of the Fund provide guidance on economic factors and interest rate trends. Information as to these Trustees and Officers is contained under the caption "Trustees and Officers."


   InterCapital is also the investment manager (or investment adviser and administrator) of the following investment companies: Dean Witter Liquid Asset Fund, Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Dividend Growth Securities Inc., Dean Witter Natural Resource Development Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, Dean Witter Government Income Trust, InterCapital Insured Municipal Bond Trust, Dean Witter Utilities Fund, High Income Advantage Trust II, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Strategist Fund, High Income Advantage Trust III, Dean Witter World Wide Income Trust, Dean Witter Intermediate Income Securities, Dean Witter New York Municipal Money Market Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Pacific Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Premier Income Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, InterCapital Quality Municipal Income Trust, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust, Active Assets Government Securities Trust, Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Prime Income Trust, Municipal Premium Income Trust, Dean Witter Short-Term Bond Fund, Dean Witter High Income Securities, Dean Witter Global Utilities Fund, Dean Witter National Municipal Trust, Dean Witter International SmallCap Fund, Dean Witter Retirement Series, Dean Witter Mid-Cap Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Japan Fund and Dean Witter Select Dimensions Investment Series. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following investment companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Mid-Cap Equity Trust, TCW/DW Total Return Trust and TCW/DW Emerging Markets Opportunities Trust (the "TCW/DW Funds"). InterCapital also serves as: (i) sub-adviser to Templeton Global Opportunities Trust, an open-end investment company; (ii) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; and (iii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies.


   Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's U.S. assets, including the placing of orders for the purchase and sale of portfolio securities and supervise the investment of all of the Fund's assets. The Investment Manager in conjunction with TCW Funds Management, Inc. ("TCW") and Morgan Grenfell Investment Services Ltd. ("MGIS") (the "Sub-Advisers") obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.

   Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help and bookkeeping and legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

   Expenses not expressly assumed by the Investment Manager under the Management Agreement, the Sub-Advisers pursuant to the Sub-Advisory Agreements (see below), or by Dean Witter Distributors Inc., the Distributor of the Fund's shares ("Distributors" or "the Distributor") will be paid by the Fund. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or Sub-Adviser or any corporate affiliate of the Investment Manager or Sub-Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or Sub-Adviser (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.


   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.0% to the Fund's daily net assets. The Investment Manager assumed all operating expenses (except for the Plan of Distribution fee and any brokerage fees) and waived the compensation provided for in the Management Agreement for the period February 28, 1995 (commencement of operations) through December 31, 1995. For the period February 28, 1995 (commencement of the Fund's operations) through January 31, 1996, the Fund accrued to the Investment Manager total compensation under the Investment Management Agreement of $35,663 (after deduction of waived fees).


   Pursuant to a Sub-Advisory Agreement between the Investment Manager and TCW, TCW has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to assist the Investment Manager in determining the asset allocations of the Fund, and to manage the portion of the Fund's portfolio invested in securities issued by issuers located in Canada and Latin America.


   TCW is a wholly-owned subsidiary of The TCW Group, Inc., whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of February 29, 1996, TCW and its affiliates had approximately $53 billion under management or committed to management. Trust Company of the West and its affiliates have managed equity securities portfolios for institutional investors since 1971. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940.


   Pursuant to a Sub-Advisory Agreement between the Investment Manager and MGIS, MGIS has been retained, subject to the overall supervision of the Investment Manager and the Trustees of the Fund, to assist the Investment Manager in determining the asset allocations of the Fund, and to manage the portion of the Fund's portfolio invested in securities issued by issuers located outside of the Western Hemisphere.


   MGIS was organized as a British corporation in 1972 and manages, as of December 31, 1995, assets of approximately $12.9 billion for primarily U.S. corporate and public employee benefit plans, investment companies, endowments and foundations. MGIS' principal office is located at 20 Finsbury Circus, London, England. MGIS is a subsidiary of London based Morgan Grenfell Asset Management Limited, which is itself a subsidiary of London-based Morgan Grenfell Group plc (which is owned by Deutsche Bank AG, an international commercial and investment banking group) and is registered as an investment adviser under the Investment Advisers Act of 1940. In 1838, Morgan Grenfell was founded to provide merchant banking services, primarily trade financing between Great Britain and the United States. In 1958, its investment management arm began operations. In recent years, Morgan Grenfell Group plc has achieved a prominent position in the securities industry by providing investment and commercial banking services, financial services, and discretionary management and advisory services covering all of the world's leading securities markets. Morgan Grenfell Asset Management Limited, through its various investment management subsidiaries, which have extensive experience in global investment management, is managing, as of December 31, 1995, in excess of $95 billion worldwide.


   Both the Investment Manager and the Sub-Advisers have authorized any of their directors, officers and employees who have been elected as Trustees or officers of the Fund to serve in the capacities in which they have been elected. Services furnished by the Investment Manager and the Sub-Advisers may be furnished by directors, officers and employees of the Investment Manager and the Sub-Advisers. In connection with the services rendered by the Sub-Advisers, the Sub-Advisers bear the following expenses: (a) the salaries and expenses of their personnel; and (b) all expenses incurred by them in connection with performing the services provided by it as Sub-Advisers, as described above.

   As full compensation for the services and facilities furnished to the Fund and the Investment Manager and expenses of the Fund and the Investment Manager assumed by the Sub-Advisers, the Investment Manager pays each Sub-Adviser monthly compensation equal to 30% of the Investment Manager's monthly compensation payable under the Management Agreement. For the period February 28, 1995 (commencement of operations) through January 31, 1996, the Investment Manager informed the Fund that it accrued to each Sub-Adviser total compensation of $10,699 under their respective Sub-Advisory Agreements.


   Pursuant to the Management Agreement, total operating expenses of the Fund are subject to applicable limitations under rules and regulations of states where the Fund is authorized to sell its shares. Therefore, operating expenses are effectively subject to the most restrictive of such limitations as the same may be amended from time to time. Presently, the most restrictive limitation is as follows. If, in any fiscal year, the Fund's total operating expenses, exclusive of taxes, interest, brokerage fees, distribution fees and extraordinary expenses (to the extent permitted by applicable state securities laws and regulations), exceed 2 1/2 % of the first $30,000,000 of average daily net assets, 2% of the next $70,000,000 and 1 1/2 % of any excess over $100,000,000, the Investment Manager will reimburse the Fund for the amount of such excess. Pursuant to the Sub-Advisory Agreements, if any such reimbursement is made by the Investment Manager, the Investment Manager will, in turn, be reimbursed for 30% of such payments by each Sub-Adviser. The reimbursement, if any, will be calculated daily and credited on a monthly basis.

   The Investment Manager will pay the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund agreed to bear and reimburse the Investment Manager for such expenses, in an amount of up to a maximum of $250,000. The Fund will defer and will amortize the reimbursed expenses on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.


   The Management Agreement and the Sub-Advisory Agreements were initially approved by the Trustees on December 6, 1994 and by InterCapital, as the then sole shareholder, on December 7, 1994. The agreements may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority of the outstanding shares of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Act"), or by the Investment Manager and/or Sub-Adviser. The agreements will automatically terminate in the event of their assignment (as defined in the Act).

   Under their terms, the Management Agreement and the Sub-Advisory Agreement will continue in effect until April 30, 1996, and from year to year thereafter, provided their continuance is approved at least annually by the vote of the holders of a majority of the outstanding shares of the Fund, as defined in the Act, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time permit others to use, the name "Dean Witter". The Fund has also agreed that in the event the Management Agreement is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------


   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with 80 Dean Witter Funds and 12 TCW/DW Funds, are shown below:



  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Michael Bozic (55)..........................  Chairman and Chief Executive Officer of Levitz Furniture
 Trustee                                      Corporation (since November 1995); formerly President and
 c/o Levitz Furniture Corporation             Chief Executive Officer of Hills Department Stores (May,
 6111 Broken Sound Parkway, N.W.              1995-July, 1995); Chairman and Chief Executive Officer
 Boca Raton, Florida                          (1987-1990) and President and Chief Operating Officer (August,
                                              1990-February, 1991) of the Sears Merchandise Group of Sears,
                                              Roebuck and Co.; Director or Trustee of the Dean Witter Funds;
                                              Director of Eaglemark Financial Services, Inc., the United
                                              Negro College Fund, Weirton Steel Corporation and Domain Inc.
                                              (home decor retailer).
Charles A. Fiumefreddo* (62)................  Chairman, Chief Executive Officer and Director of InterCapital,
 Chairman of the Board,                       DWSC and Distributors; Executive Vice President and Director
 President, Chief Executive Officer           of DWR; Chairman, Director or Trustee, President and Chief
 and Trustee                                  Executive Officer of the Dean Witter Funds; Chairman, Chief
 Two World Trade Center                       Executive Officer and Trustee of the TCW/DW Funds; Chairman
 New York, New York                           and Director of Dean Witter Trust Company ("DWTC"); Director
                                              and/or officer of various DWDC subsidiaries; formerly Executive
                                              Vice President and Director of DWDC (until February, 1993).
Edwin J. Garn (63)..........................  Director or Trustee of the Dean Witter Funds; formerly United
 Trustee                                      States Senator (R-Utah) (1974- 1992) and Chairman, Senate
 c/o Huntsman Chemical Corporation            Banking Committee (1980-1986); formerly Mayor of Salt Lake
 500 Huntsman Way                             City, Utah (1971-1974); formerly Astronaut, Space Shuttle
 Salt Lake City, Utah                         Discovery (April 12-19, 1985); Vice Chairman, Huntsman Chemical
                                              Corporation (since January, 1993); Director of Franklin Quest
                                              (time management systems) and John Alden Financial Corp.,
                                              member of the board of various civic and charitable
                                              organizations.
John R. Haire (71)..........................  Chairman of the Audit Committee and Chairman of the Committee
 Trustee                                      of the Independent Directors or Trustees and Director or Trustee
 Two World Trade Center                       of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly
 New York, New York                           President, Council for Aid to Education (1978-1989) and Chairman
                                              and Chief Executive Officer of Anchor Corporation, an Investment
                                              Advisor (1964-1978); Director of Washington National
                                              Corporation (insurance).


  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Dr. Manuel H. Johnson (47)..................  Senior Partner, Johnson Smick International, Inc., a consulting
 Trustee                                      firm; Koch Professor of International Economics and Director
 c/o Johnson Smick International, Inc.        of the Center for Global Market Studies at George Mason
 1133 Connecticut Avenue, N.W.                University; Co-Chairman and a founder of the Group of Seven
 Washington, DC                               Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW
                                              Funds; Director of NASDAQ (since June, 1995); Director of
                                              Greenwich Capital Markets Inc. (broker-dealer); formerly Vice
                                              Chairman of the Board of Governors of the Federal Reserve
                                              System (February, 1986- August, 1990) and Assistant Secretary
                                              of the U.S. Treasury (1982-1986).
Paul Kolton (72)............................  Director or Trustee of the Dean Witter Funds; Chairman of
 Trustee                                      the Audit Committee and Chairman of the Committee of the
 c/o Gordon Altman Butowsky                   Independent Trustees and Trustee of the TCW/DW Funds; formerly
  Weitzen Shalov & Wein                       Chairman of the Financial Accounting Standards Advisory Council
 Counsel to the Independent Trustees          and Chairman and Chief Executive Officer of the American Stock
 114 West 47th Street                         Exchange; Director of UCC Investors Holding Inc. (Uniroyal
 New York, New York                           Chemical Company, Inc.); director or trustee of various not-for-
                                              profit organizations.
Michael E. Nugent (59)......................  General Partner, Triumph Capital, L.P., a private investment
 Trustee                                      partnership; Director or Trustee of the Dean Witter Funds;
 c/o Triumph Capital, L.P.                    Trustee of the TCW/DW Funds; formerly Vice President, Bankers
 237 Park Avenue                              Trust Company and BT Capital Corporation (1984-1988); Director
 New York, New York                           of various business organizations.
Philip J. Purcell* (52).....................  Chairman of the Board of Directors and Chief Executive Officer
 Trustee                                      of DWDC, DWR and Novus Credit Services Inc.; Director of
 Two World Trade Center                       InterCapital, DWSC and Distributors; Director or Trustee of
 New York, New York                           the Dean Witter Funds; Director and/or officer of various
                                              DWDC subsidiaries.
John L. Schroeder (65)......................  Executive Vice President and Chief Investment Officer of the
 Trustee                                      Home Insurance Company (since August, 1991); Director or Trustee
 c/o Gordon Altman Butowsky                   of the Dean Witter Funds; Director of Citizens Utilities Company;
  Weitzen Shalov & Wein                       formerly Chairman and Chief Investment Officer of Axe-Houghton
 Counsel to the Independent Trustees          Management and the Axe-Houghton Funds (April, 1983-June, 1991)
 114 West 47th Street                         and President of USF&G Financial Services, Inc. (June,
 New York, New York                           1990-June, 1991).

  NAME, AGE, POSITION WITH FUND AND ADDRESS          PRINCIPAL OCCUPATIONS DURING LAST FIVE YEARS
--------------------------------------------  --------------------------------------------------------
Sheldon Curtis (64).........................  Senior Vice President, Secretary and General Counsel of
 Vice President,                              InterCapital and DWSC; Senior Vice President and Secretary
 Secretary and General Counsel                of DWTC; Senior Vice President, Assistant Secretary and
 Two World Trade Center                       Assistant General Counsel of Distributors; Assistant Secretary
 New York, New York                           of DWR; Vice President, Secretary and General Counsel of the
                                              Dean Witter Funds and the TCW/DW Funds.
Mark Bavoso (35)............................  Senior Vice President of InterCapital since June, 1993.
 Vice President
 Two World Trade Center
 New York, New York
Thomas F. Caloia (50).......................  First Vice President (since May, 1991) and Assistant Treasurer
 Treasurer                                    (since January, 1993) of InterCapital; First Vice President
 Two World Trade Center                       and Assistant Treasurer of DWSC; Treasurer of the Dean Witter
 New York, New York                           Funds and the TCW/DW Funds.

------------
   * Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, David A. Hughey, Executive Vice President and Chief Administrative Officer of InterCapital, DWSC and Distributors and Executive Vice President, Chief Administrative Officer and Director of DWTC, and Robert
S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributor and DWTC, and Joseph J. McAlinden and Kenton Hinchliffe, Senior Vice President of InterCapital are Vice Presidents of the Fund, and Marilyn K. Cranney and Barry Fink, First Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Lou Anne D. McInnis and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Carsten Otto, a Staff Attorney with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 79 Dean Witter Funds, comprised of 119 portfolios. As of February 29, 1996, the Dean Witter Funds had total net assets of approximately $74.3 billion and more than five million shareholders.

   Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, DWDC. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Five of the seven independent Trustees are also independent Trustees of the TCW/DW Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek an Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1995, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex, and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement of discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and result of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEES

   The Chairman of the Committees maintains an office at the Fund's headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of all three Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committees is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $1,000 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $2,400, in each case inclusive of the Committee meeting fees). The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund. The Fund commenced operations on February 28, 1995 and paid no compensation to the Independent Trustees for the period February 28, 1995 through December 31, 1995. Payments commenced as of the time the Fund began paying management fees on January 1, 1996.

   At such time as the Fund has been in operation, and has paid fees to the Independent Trustees, for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Dean Witter Funds during the calendar year ended December 31, 1995, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                        FUND COMPENSATION (ESTIMATED)



                                 AGGREGATE
                               COMPENSATION
NAME OF INDEPENDENT TRUSTEE    FROM THE FUND
---------------------------  ---------------
Michael Bozic ..............      $ 2,000
Edwin J. Garn ..............        2,000
John R. Haire ..............        4,600*
Dr. Manuel H. Johnson  .....        2,000
Paul Kolton ................        2,000
Michael E. Nugent ..........        2,000
John L. Schroeder ..........        2,000

------------

   * Of Mr. Haire's compensation from the Fund, $3,150 is paid to him as Chairman of the Committee of the Independent Trustees ($2,400) and as Chairman of the Audit Committee ($750).

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1995 for services to the 79 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Kolton and Nugent, the 11 TCW/DW Funds that were in operation at December 31, 1995. With respect to Messrs. Haire, Johnson, Kolton and Nugent, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Schroeder was elected as a Trustee of the TCW/DW Funds on April 20, 1995.

          CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                  FOR SERVICE AS
                                                                   CHAIRMAN OF
                              FOR SERVICE AS                      COMMITTEES OF     TOTAL CASH
                                DIRECTOR OR      FOR SERVICE AS    INDEPENDENT     COMPENSATION
                                TRUSTEE AND       TRUSTEE AND       DIRECTORS/    FOR SERVICES TO
                             COMMITTEE MEMBER   COMMITTEE MEMBER   TRUSTEES AND   79 DEAN WITTER
    NAME OF INDEPENDENT      OF 79 DEAN WITTER    OF 11 TCW/DW        AUDIT        FUNDS AND 11
TRUSTEE                            FUNDS             FUNDS          COMMITTEES     TCW/DW FUNDS
--------------------------  -----------------  ----------------  --------------  ---------------
Michael Bozic .............      $126,050              --               --           $126,050
Edwin J. Garn .............       136,450              --               --            136,450
John R. Haire .............        98,450           $82,038      $217,350**           397,838
Dr. Manuel H. Johnson  ....       136,450            82,038             --            218,488
Paul Kolton ...............       136,450            54,788        36,900***          228,138
Michael E. Nugent .........       124,200            75,038             --            199,238
John L. Schroeder .........       136,450            46,964             --            183,414


------------

   ** For the 79 Dean Witter Funds in operation at December 31, 1995. *** For the 11 TCW/DW Funds in operation at December 31, 1995.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

   Forward Foreign Currency Exchange Contracts. As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   When management of the Fund believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid high grade debt securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   Where, for example, the Fund is hedging a portfolio position consisting of foreign securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar, at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency (however, the ability of the Fund to terminate a contract is contingent upon the willingness of the currency trader with whom the contract has been entered into to permit an offsetting transaction). It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Fund has written a call option on a security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities, or other appropriate high grade debt obligations in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

OPTIONS AND FUTURES TRANSACTIONS

   As stated in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and stock indexes and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of investments (or anticipated investments) and facilitate the reallocation of the Fund's assets into and out of equities and fixed-income securities by purchasing put and call options on portfolio (or eligible portfolio) securities and engaging in transactions involving futures contracts and options on such contracts. The Fund may also hedge against potential changes in the market value of the currencies in which its investments (or anticipated investments) are denominated by purchasing put and call options on currencies and engage in transactions involving currency futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and equity securities are listed on exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued by the Options Clearing Corporation ("OCC") and other clearing entities including foreign exchanges. Ownership of a listed call option gives the Fund the right to buy from the OCC the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC at the exercise price.

   Options on Treasury Bonds and Notes. Because trading in options written on Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges on which such securities trade will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

   Options on Treasury Bills. Because a deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount of the securities deliverable upon exercise of the option, the position may be hedged from a risk standpoint by the writing of a call option. For so long as the call option is outstanding, the Fund will hold the Treasury bills in a segregated account with its Custodian, so that they will be treated as being covered.

   Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount of such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which a security is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions.

   The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the management of the Fund, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options. Exchange-listed options are issued by the OCC which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

   Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the Fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the securities (currency) deliverable under the call option. A call option is also covered if the Fund holds a call on the same security (currency) as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to achieve a greater total return than would be realized from holding the underlying securities (currency) alone. Moreover, the income received from the premium will offset a portion of the potential loss incurred by the Fund if the securities (currency) underlying the option are ultimately sold (exchanged) by the Fund at a loss. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive less total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise price on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. Also, effecting a closing purchase transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments by the Fund. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other high grade obligations in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the mark to market difference is maintained by the Fund in cash, U.S. Government securities or other high grade debt obligations which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for two purposes: (1) to receive the income derived from the premiums paid by purchasers; and (2) when the Investment Manager wishes to purchase the security underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options in order to close out a covered call position (see "Covered Call Writing" above) or purchase call options on securities they intend to purchase. The Fund may also purchase a call option on foreign currency to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction or a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities (currency) which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security (currency), if the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. The Fund may also purchase put options to close out written put positions in a manner similar to call options closing purchase transactions. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currency) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. Any such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.


   Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (currency) at the exercise price.


   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell (exchange) an underlying security (currency) at a time when it might otherwise be advantageous to do so. A covered put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting over-the-counter option would continue to bear the risk of decline in the market price of the underlying security (currency) until the option expires or is exercised. In addition, a covered put writer would be unable to utilize the amount held in cash or U.S. Government or other high grade short-term debt obligations as security for the put option for other investment purposes until the exercise or expiration of the option.

   The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Options Clearing Corporation ("OCC") to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms.

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Investment Manager.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   Stock Index Options. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indexes may have different multipliers. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash and a gain or loss depends on price movements in the stock market generally (or in a particular segment of the market) rather than the price movements in individual stocks. Currently, options are traded on the S&P 100 Index and the S&P 500 Index on the Chicago Board Options Exchange, the Major Market Index and the Computer Technology Index, Oil Index and Institutional Index on the American Stock Exchange and the NYSE Index and NYSE Beta Index on the New York Stock Exchange, The Financial News Composite Index on the Pacific Stock Exchange and the Value Line Index, National O-T-C Index and Utilities Index on the Philadelphia Stock Exchange, each of which and any similar index on which options are traded in the future which include stocks that are not limited to any particular industry or segment of the market is referred to as a "broadly based stock market index." Options on stock indexes provide the Fund with a means of protecting the Fund against the risk of market wide price movements. If the Investment Manager anticipates a market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio would be offset to the extent of the increase in the value of the put option. If the Investment Manager anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in such rise until completion of anticipated common stock purchases by the Fund. Purchases and sales of stock index options also enable the Investment Manager to more speedily achieve changes in the Fund's equity positions.

   The Fund will write put options on stock indexes only if such positions are covered by cash, U.S. Government securities or other high grade debt obligations equal to the aggregate exercise price of the puts, which cover is held for the Fund in a segregated account maintained for it by the Fund's Custodian. All call options on stock indexes written by the Fund will be covered either by a portfolio of stocks substantially replicating the movement of the index underlying the call option or by holding a separate call option on the same stock index with a strike price no higher than the strike price of the call option sold by the Fund.

   Risks of Options on Indexes. Because exercises of stock index options are settled in cash, call writers such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer or a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

   A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

   If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

   Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts ("futures contracts") that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes and bills ("interest rate" futures), on the U.S. dollar and foreign currencies, and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate Bond Index and the New York Stock Exchange Composite Index ("index" futures).

   As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund will purchase or sell interest rate futures contracts and bond index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) securities against changes in prevailing interest rates. If the Investment Manager or a Sub-Adviser anticipates that interest rates may rise and, concomitantly, the price of fixed-income securities fall, the Fund may sell an interest rate futures contract or a bond index futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of U.S. Government securities the Fund intends to purchase. Subsequently, appropriate fixed-income securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell futures contracts on the U.S. dollar and on foreign currencies to hedge against an anticipated rise or decline in the value of the U.S. dollar or foreign currency in which a portfolio security of the Fund is denominated vis-a-vis another currency.

   The Fund will purchase or sell stock index futures contracts for the purpose of hedging its equity portfolio (or anticipated portfolio) securities against changes in their prices. If the Investment Manager or a Sub-Adviser anticipates that the prices of stock held by the Fund may fall, the Fund may sell a stock index futures contract. Conversely, if the Investment Manager or a Sub-Adviser wishes to hedge against anticipated price rises in those stocks which the Fund intends to purchase, the Fund may purchase stock index futures contracts. In addition, interest rate and stock index futures contracts will be bought or sold in order to close out a short or long position in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of equity security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of equity security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other high grade short-term debt obligations equal to approximately 2% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits called "variation margin", with the Fund's Custodian, in the account in the name of the broker, which are reflective of price fluctuations in the futures contract. Currently, interest rates futures contracts can be purchased on debt securities such as U.S. Treasury Bills and Bonds, U.S. Treasury Notes with maturities between 6 1/2 and 10 years, GNMA Certificates and Bank Certificates of Deposit.

   Index Futures Contracts. The Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. Currently, the initial margin requirement is approximately 5% of the contract amount for index futures. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

   Currently, index futures contracts can be purchased or sold with respect to, among others, the Standard & Poor's 500 Stock Price Index and the Standard & Poor's 100 Stock Price Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Index on the New York Futures Exchange, the Major Market Index on the American Stock Exchange, the Moody's Investment-Grade Corporate Bond Index on the Chicago Board of Trade and the Value Line Stock Index on the Kansas City Board of Trade.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Investment Manager or a Sub-Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Investment Manager or Sub-Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, augment the total return of the Fund and thereby provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put), option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. In addition, in accordance with the regulations of the Commodity Futures Trading Commission ("CFTC") under which the Fund is exempted from registration as a commodity pool operator, the Fund may only enter into futures contracts and options on futures contracts transactions for purposes of hedging a part or all of its portfolio. If the CFTC changes its regulations so that the Fund would be permitted to write options on futures contracts for purposes other than hedging the Fund's investments without CFTC registration, the Fund may engage in such transactions for those purposes. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   Risks of Transactions in Futures Contracts and Related Options. The Fund may sell a futures contract to protect against the decline in the value of securities held by the Fund. However, it is possible that the futures market may advance and the value of securities held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy, and the value of such securities decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. Government securities or other high grade debt obligations equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained for the Fund by its Custodian. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

   If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained at its Custodian, cash, U.S. Government securities or other high grade debt obligations equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   Exchanges may limit the amount by which the price of futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   The extent to which the Fund may enter into transactions involving options and futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such. See "Dividends, Distributions and Taxes" in the Prospectus and the Statement of Additional Information.

   There may exist an imperfect correlation between the price movements of futures contracts purchased by the Fund and the movements in the prices of the securities whcih are the subject of the hedge. If participants in the futures market elect to close out their contracts through offsetting transactions rather than meet margin deposit requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of underlying securities rather than engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Investment Manager may still not result in a successful hedging transaction.

   There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities.

OTHER INVESTMENT PRACTICES

   Zero Coupon Securities. As discussed in the Prospectus, a portion of the U.S. Government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury bills, notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. In addition, a portion of the fixed-income securities purchased by the Fund may be "zero coupon" securities. "Zero coupon" securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

   The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

   Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. However, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

   Warrants and Rights. The Fund may invest up to 5% of the value of its net assets in warrants, including not more than 2% in warrants not listed on either the New York or American Stock Exchange. Warrants are, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporations issuing them. The Fund may acquire warrants attached to other securities without reference to the foregoing limitations.

   The Fund may also invest up to 5% of the value of its net assets in stock rights.

   Repurchase Agreements. As discussed in the Prospectus, when cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject ot repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager and Sub- Advisers subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets. The Fund's investments in repurchase agreements may at times be substantial when, in the view of the Investment Manager, liquidity, tax or other considerations warrant.

   Reverse Repurchase Agreements and Dollar Rolls. As discussed in the Prospectus, the Fund may also use reverse repurchase agreements and dollar rolls as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.

   The Fund may enter into dollar rolls in which the Fund sells securities for delivery in the current months and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

   The Fund will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government Securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Fund.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on four business days' notice. If the borrower fails to deliver the loaned securities within four days after recepit of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Investment Manager and Sub-Advisers pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities. However, the Fund has no intention of lending any of its portfolio securities during its fiscal year ending January 31, 1997.


   When-Issued and Delayed Delivery Securities and Forward Commitments. As discussed in the Prospectus, from time to time the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, the value may be more or less than the purchase or sale price. The Fund will also establish a segregated account with its custodian bank in which it will continually maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis. Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. The Investment Manager and the Board of Trustees do not believe that the Fund's net asset value will be adversely affected by the purchase of securities on such basis.

   When, As and If Issued Securities. As discussed in the Prospectus, the Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Manager or Sub-Adviser determines that issuance of the security is probable. At such time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At such time, the Fund will also establish a segregated account with its custodian bank in which it will maintain cash or cash equivalents or other high grade debt portfolio securities equal in value to recognized commitments for such securities. Once a segregated account has been established, if the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made (see "Investment Restrictions"). Subject to the foregoing restrictions, the Fund may purchase securities on such basis without limit. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Investment Manager and the Trustees do not believe that the net asset value of the Fund will be adversely affected by its purchase of securities on such basis. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of the sale.

   Private Placements. As discussed in the Prospectus, the Fund may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   The Securities and Exchange Commission ("SEC") has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. The procedures require that the following factors be taken into account in making a liquidity determination: (1) the frequency of trades and price quotes for the security; (2) the number of dealers and other potential purchasers who have issued quotes on the security; (3) any dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If a restricted security is determined to be "liquid", such security will not be included within the category "illiquid securities", which under the SEC's current policies may not exceed 15% of the Fund's net assets, and will not be subject to the 5% limitation set out in the preceding paragraph.

   The Rule 144A marketplace of sellers and qualified institutional buyers is new and still developing and may take a period of time to develop into a mature liquid market. As such, the market for certain private placements purchased pursuant to Rule 144A may be initially small or may, subsequent to purchase, become illiquid. Furthermore, the Investment Manager may not posses all the information concerning an issue of securities that it wishes to purchase in a private placement to which it would normally have had access, had the registration statement necessitated by a public offering been filed with the Securities and Exchange Commission.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate will not exceed 200%. A 200% turnover rate would occur, for example, if 200% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within one year.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of Shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

        1. Purchase or sell real estate or interests therein, including investments in limited partnerships the sole purpose of which is investing in real estate, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

        2. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

        3. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed), and (ii) may engage in reverse repurchase agreements and dollar rolls.

        4. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (3). For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

        5. Issue senior securities as defined in the Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase or reverse repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling futures contracts, forward foreign exchange contracts or options; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

        6. Make loans of money or securities, except: (a) by the purchase of publicly distributed debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) by investment in repurchase agreements; or (c) by lending its portfolio securities.

        7. Make short sales of securities.

        8. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

        9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

       10. Purchase or sell commodities or commodities contracts except that the Fund may purchase or sell futures contracts or option on futures.

   In addition, as a nonfundamental policy, the Fund may not invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Board of Trustees, the Investment Manager and the Sub-Advisers are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.


   The Investment Manager and the Sub-Advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Manager and the Sub-Advisers to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro-rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and Sub-Advisers from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and Sub-Advisers rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.


   In seeking to implement the Fund's policies, the Investment Manager and Sub-Advisers effect transactions with those brokers and dealers who the Investment Manager and Sub-Advisers believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or Sub-Advisers believe such prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or Sub-Advisers. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. During the period from commencement of the Fund's operations (February 28, 1995) through January 31, 1996, the Fund paid $84,109 in brokerage commissions.


   The information and services received by the Investment Manager and Sub-Advisers from brokers and dealers may be of benefit to them in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and/or Sub-Advisers and thereby reduce their expenses, it is of indeterminable value and the management fee paid to the Investment Manager is not reduced by any amount that may be attributable to the value of such services.

   Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e., Certificates of Deposit and Bankers' Acceptances) and Commercial Paper. Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to the unlisted trading privileges may be effected through DWR and/or affiliated broker- dealers of a Sub-Adviser. In order for these broker-dealers to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by them must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR and affiliates of the Sub-Adviser are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. The Fund paid DWR $7,193 in brokerage commissions (8.55% of all commissions) during the period ended January 31, 1996 to effect 15.77% of all transactions entered into by the Fund during the period in which brokerage commissions were incurred. In addition, the Fund paid to Morgan Grenfell Asia & Partners Securities Ptl. Ltd., $606 in Brokerage Commissions (0.72% of all commissions) during the period ended January 31, 1996 to effect 0.54% of all transactions entered into by the Fund.

   At January 31, 1996, the Fund held in its portfolio stock of NatWest Securities Corp., with a market value of $100,307 and bonds of PaineWebber Inc., with a market value of $50,496. NatWest Securities Corp. and PaineWebber Inc. were two of the ten broker-dealers which effected the largest amount of agency transactions on behalf of the Fund during the period ended January 31, 1996.


THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of DWDC. The Board of Trustees of the Fund including a majority of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the Act (the "Independent Trustees"), approved, at their meeting held on December 6, 1994, a Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement had an initial term ending April 30, 1995, and provides that it will remain in effect from year to year thereafter if approved by the Board. At their meeting held on April 20, 1995, the Trustees of the Fund, including all of the Independent Trustees, approved the continuation of the Distribution Agreement until April 30, 1996.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

PLAN OF DISTRIBUTION


   To compensate the Distributor for the services it or any selected dealer provides and for the expenses it bears under the Distribution Agreement, the Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which the Fund pays the Distributor compensation accrued daily and payable monthly at the annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. The Distributor receives the proceeds of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or DWR received approximately $76,000 in contingent deferred sales charges during the period from commencement of the Fund's operations (February 28, 1995) through January 31, 1996.

   The Distributor has informed the Fund that an amount of the fees payable by the Fund each year pursuant to the Plan of Distribution equal to 0.25% of the Fund's average daily net assets is characterized as a "service fee" under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). Such fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan of Distribution fee payments made by the Fund is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of Fair Practice.


   The Plan was adopted by a vote of the Trustees of the Fund on December 6, 1994, at a meeting of the Trustees called for the purpose of voting on such Plan. The vote included the vote of a majority of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"). In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that adoption of the Plan would benefit the shareholders of the Fund. InterCapital, as then sole shareholder of the Fund, approved the Plan on December 7, 1994, whereupon the Plan went into effect.


   Under its terms, the Plan continued until April 30, 1995 and provides that it will remain in effect from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above. Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made.

   Continuance of the Plan for one year, until April 30, 1996, was approved by the Trustees of the Fund, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 20, 1995. Prior to approving the continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan; and (3) what services had been provided and were continuing to be provided under the Plan by the Distributor to the Fund and its stockholders. Based upon their review, the Trustees of the Fund, including each of the Independent 12b-1 Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.


   Under the Plan and as required by Rule 12b-1, the Trustees will receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended by the Distributor under the Plan and the purpose for which such expenditures were made. The Fund accrued $261,923 payable to the Distributor, pursuant to the Plan, for the period ended January 31, 1996. This is an accrual at an annual rate of 0.93% of the average daily net assets of the Fund. This amount is treated by the Fund as an expense in the year it is accrued.


   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method shares of the Fund are sold without a sales load being deducted at the time of purchase, so that the full amount of an investor's purchase payment will be invested in shares without any deduction for sales charges. Shares of the Fund may be subject to a contingent deferred sales charge, payable to the Distributor, if redeemed during the six years after their purchase. DWR compensates its account executives by paying them, from its own funds, commissions for the sale of the Fund's shares, currently a gross sales credit of up to 5% of the amount sold and an annual residual commission of up to 0.25 of 1% of the current value (not including reinvested dividends or distributions) of the amount sold. The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and Fund associated distribution-related expenses, including sales compensation and overhead. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred on behalf of the Fund and opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, such assumed interest (computed at the "broker's call rate") has been calculated on the gross sales credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


   The Fund paid 100% of the $261,923 accrued under the Plan for the period ended January 31, 1996, to the Distributor and DWR. The Distributor and DWR estimate that they have spent, pursuant to the Plan, $2,831,443 on behalf of the Fund since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 27.02% ($765,024)-- advertising and promotional expenses; (ii) 5.43% ($153,701)--printing of prospectuses for distribution to other than current shareholders; and
(iii) 67.55% ($1,912,718)--other expenses, including the gross sales credit and the carrying charge, of which 3.52% ($67,356) represents carrying charges, 38.30% ($732,609) represents commission credits to DWR branch offices for payments of commissions to account executives and 58.18% ($1,112,753) represents overhead and other branch office distribution-related expenses.
The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shaes; and (d) other expenses relating to branch promotion of Fund share sales.

   At any given time, the expenses in distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. The Distributor has advised the Fund that such excess amount, including the carrying charge designed to approximate the opportunity costs incurred which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's shares, totalled $2,493,630 as of January 31, 1996. Because there is no requirement under the Plan that the Distributor be reimbursed for all expenses or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay distribution expenses in excess of payments made under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.


   No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that the Distributor, InterCapital, DWR or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   As stated in the Prospectus, short-term securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Other short-term debt securities will be valued on a mark-to-market basis until such time as they reach a remaining maturity of sixty days, whereupon they will be valued at amortized cost using their value on the 61st day unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees. Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined by the Trustees. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.


   The net asset value per share of the Fund is determined once daily at 4:00 p.m. New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the value of all assets of the Fund, subtracting its liabilities, dividing by the number of shares outstanding and adjusting to the nearest cent. The New York Stock Exchange currently observes the following holidays: New Year's Day; Presidents Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.


   Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to 4:00 p.m., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m., New York time. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and 4:00 p.m., New York time, and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by Dean Witter Trust Company (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or other selected broker-dealer, and will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends. (Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of an open-end Dean Witter Fund other than Dean Witter Global Asset Allocation Fund. Such investment will be made as described above for automatic investment in shares of the Fund, at the net asset value per share of the selected Dean Witter Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected Dean Witter Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.

   EasyInvest. (Service Mark)   Shareholders may subscribe to EasyInvest, an
automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution at net asset value, without the imposition of a contingent deferred sales charge upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less then $25, or in any whole percentage of the account balance, on an annualized basis.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the share- holder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of the contingent deferred sales charge applicable to the redemption of shares purchased during the preceding six years (see "Redemptions and Repurchases --Contingent Deferred Sales Charge").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Redemptions and Repurchases" in the Prospectus) at any time.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, a shareholder may make additional investments in Fund shares at any time by sending a check in any amount, not less than $100, payable to Dean Witter Global Asset Allocation Fund, directly to the Fund's Transfer Agent. Such amounts will be applied to the purchase of Fund shares at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE


   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of the Fund may exchange their shares for shares of other Dean Witter Funds sold with a contingent deferred sales charge ("CDSC funds") and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust, Dean Witter Balanced Income Fund, Dean Witter Balanced Growth Fund and five Dean Witter Funds which are money market funds (the foregoing eleven non-CDSC Funds are hereinafter referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the captions "Exchange Privilege" and "Contingent Deferred Sales Charge", a contingent deferred sales charge ("CDSC") may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of the Fund or any other CDSC fund are exchanged for shares of an Exchange Fund, the Exchange Fund is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the investment period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a CDSC fund. However, in the case of shares of the Fund exchanged into the Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a CDSC fund from the Exchange Fund, with no CDSC being imposed on such exchange. The investment period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a CDSC fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a CDSC fund.

   In addition, shares of the Fund may be acquired in exchange for shares of Dean Witter Funds sold with a front-end sales charge ("front-end sales charge funds"), but shares of the Fund, however acquired, may not be exchanged for shares of front-end sales charge funds. Shares of a CDSC fund acquired in exchange for shares of a front-end sales charge fund (or in exchange for shares of other Dean Witter Funds for which shares of a front-end sales charge fund have been exchanged) are not subject to any CDSC upon their redemption.


   When shares initially purchased in a CDSC fund are exchanged for shares of another CDSC fund, or for shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CSDC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. Shares of Dean Witter Dividend Growth Securities Inc. and Dean Witter Natural Resource Development Securities Inc. acquired prior to July 2, 1984, and shares of Dean Witter Strategist Fund acquired prior to November 8, 1989, are also considered Free Shares and will be the first Free Shares to be exchanged. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchaser payment for, or (b) the current net asset value of, those exchanged in non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Contingent Deferred Sales Charge", any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions.

   With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment is $10,000 for Dean Witter Short-Term U.S. Treasury Trust, although that fund, in its discretion, may accept initial purchases of as low as $5,000. The minimum initial investment for all other Dean Witter Funds for which the Exchange Privilege is available is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the Dean Witter funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REDEMPTIONS AND REPURCHASES
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable contingent deferred sales charges (see below). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a new prospectus.

   Contingent Deferred Sales Charge. As stated in the Prospectus, a contingent deferred sales charge ("CDSC") will be imposed on any redemption by an investor if after such redemption the current value of the investor's shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Fund shares during the preceding six years. However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another Dean Witter Fund (see "Shareholder Services--Targeted Dividends"), plus (c) the current net asset value of shares acquired in exchange for (i) shares of Dean Witter front-end sales charge funds, or (ii) shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged (see "Shareholder Services--Exchange Privilege"), plus (d) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six years. The CDSC will be paid to the Distributor.

   In determining the applicability of a CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the Investor's shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter funds for which shares of front-end sales charge funds have been exchanged. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions and/or shares acquired in the above-described exchanges will be subject to a CDSC.

   The amount of CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. For purposes of determining the number of years from the time of any payments for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC:

                                CONTINGENT DEFERRED
         YEAR SINCE              SALES CHARGE AS A
          PURCHASE             PERCENTAGE OF AMOUNT
        PAYMENT MADE                 REDEEMED
---------------------------  -----------------------
First ...................... 5.0%
Second ..................... 4.0%
Third ...................... 3.0%
Fourth ..................... 2.0%
Fifth ...................... 2.0%
Sixth ...................... 1.0%
Seventh and thereafter  .... None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year period. This will result in any such CDSC being imposed at the lowest possible rate. Accordingly, shareholders may redeem, without incurring any CDSC, amounts equal to any net increase in the value of their shares above the amount of their purchase payments made within the past six years and amounts equal to the current value of shares purchased more than six years prior to the redemption and shares purchased through reinvestment of dividends or distributions or acquired in exchange for shares of Dean Witter front-end sales charge funds, or for shares of other Dean Witter Funds for which shares of front-end sales charge funds have been exchanged. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years of purchase which are in excess of these amounts and which redemptions are not (a) requested within one year of death or initial determination of disability of a shareholder, or (b) made pursuant to certain taxable distributions from retirement plans or retirement accounts, as described in the Prospectus.

   Payment for Shares Redeemed or Repurchased. As discussed in the Prospectus, payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in
(b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the contingent deferred sales charge or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro-rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable contingent deferred sales charge as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund at the net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and, if the Fund makes an election, the shareholders would include such undistributed gains in their income and shareholders will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax.


   Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior calendar year.


   Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months. Gains or losses on the sale of securities held for twelve months or less will be generally short-term capital gains or losses.

   The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year if it distributes such income and capital gains to its shareholders. In addition, the Fund intends to distribute to its shareholders each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized net long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment to the extent of such reduction below the shareholder's cost, but nonetheless would be fully taxable. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   The Fund may elect to retain net capital gains and pay corporate income tax thereon. In such event, each shareholder of record on the last day of the Fund's taxable year would be required to include in income for tax purposes such shareholder's proportionate share of the Fund's undistributed net capital gain. In addition, each shareholder would be entitled to credit such shareholder's proportionate share of the tax paid by the Fund against federal income tax liabilities, to claim refunds to the extent that the credit exceeds such liabilities, and to increase the basis of his shares held for federal income tax purposes by an amount equal to 65% of such shareholder's proportionate share of the undistributed net capital gain.

   Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.

   Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim United States foreign tax credits or deductions with respect to such taxes, subject to certain provisions and limitations contained in the Code. If more than 50% of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund would be eligible and would determine whether or not to file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their respective pro rata portions of such withholding taxes in their United States income tax returns as gross income, treat such respective pro rata portions as taxes paid by them, and deduct such respective pro rata portions in computing their taxable income or, alternatively, use them as foreign tax credits against their United States income taxes. If the Fund does elect to file the election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such withholding.

   Special Rules for Certain Foreign Currency Transactions. In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies are currently considered to be qualifying income for purposes of determining whether the Fund qualifies as a regulated investment company. It is currently unclear, however, who will be treated as the issuer of certain foreign currency instruments or how foreign currency options, futures, or forward foreign currency contracts will be valued for purposes of the regulated investment company diversification requirements applicable to the Fund.

   Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's function currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts", and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains or losses derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, therefore, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions.

   If the Fund invests in an entity which is classified as a "passive foreign investment company" ("PFIC") for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Fund level which could not be eliminated by distributions to shareholders. The U.S. Treasury issued proposed regulation section 1.1291-8 which establishes a mark-to-market regime which allows invesmtent companies investing in PFIC's to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on the Fund wilth respect to investments in PFIC's would be significant.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.


PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. For periods of less than one year, the Fund quotes its total return on a non-annualized basis.

   The Fund may compute its aggregate total return for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value by the initial $1,000 investment and subtracting 1 from the result. The ending redeemable value is reduced by any contingent deferred sales charge at the end of the period. Based on the foregoing calculation, the Fund's total return for the period February 28, 1995

(commencement of operations) through January 31, 1996 was 18.89%.
InterCapital assumed all expenses (except 12b-1 fee and brokerage fees) and waived the compensation provided for in its management agreement until December 31, 1995. Had the Fund borne such expenses and paid the compensation under the management agreement, the Fund's total return for the period February 28, 1995 (commencement of operations) through January 31, 1996 would have been 17.52%.

   In addition to the foregoing, the Fund may advertise its total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of the contingent deferred charge which, if reflected, would reduce the performance quotes. For example, the total return of the Fund may be calculated in the manner described above, but without deduction of any applicable contingent deferred sales charge. Based on this calculation, the aggregate total return of the Fund for the period February 28, 1995 through January 31, 1996 was 23.89%.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $12,389, $61,945 and $123,890, respectively, at January 31, 1996.


   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

SHARES OF THE FUND
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right under certain circumstances to remove the Trustees. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). However, the Trustees have not authorized any such additional series or classes of shares and the Fund has no present intention to add additional series or classes of shares.

   The Declaration of Trust further provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.


   The Fund is authorized to issue an unlimited number of shares of beneficial interest.


   The Fund shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Chase Manhattan Bank N.A., One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets in the United States and around the world. As Custodian, The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold portfolio securities of non-U.S. issuers on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.

   Dean Witter Trust Company, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust Company is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust Company's responsibilities include maintaining shareholder accounts, including providing subaccounting and recordkeeping services for certain retirement accounts; disbursing cash dividends and reinvesting dividends; processing account registration changes; handling purchase and redemption transactions; mailing prospectuses and reports; mailing and tabulating proxies; processing share certificate transactions; and maintaining shareholder records and lists. For these services Dean Witter Trust Company receives a per shareholder account fee from the Fund.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------


   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.


REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent account- ants, will be sent to shareholders each year.

   The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Sheldon Curtis, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------


   The financial statements of the Fund included in this Statement of Additional Information and incorporated by reference in the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund have filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER GLOBAL ASSET ALLOCATION FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Global Asset Allocation Fund (the "Fund") at January 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 1995 (commencement of operations) through January 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at January 31, 1996 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
March 13, 1996

                     1996 FEDERAL TAX NOTICE (unaudited)

       During the year ended January 31, 1996, 3.83% of the income dividends qualified for the dividends-received-deduction available to corporations.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996


 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  COMMON AND PREFERRED STOCKS AND BONDS (84.7%)
                  ARGENTINA (0.7%)
                  Multi-Industry
          24,600  Compania Naviera Perez Compac S.A.C.F.I.M.F.A.  .................   $ 155,241
                                                                                    -------------
                  Oil & Gas
           4,900  Transportadora de Gas del Sur S.A. (ADR)  .......................      61,863
                                                                                    -------------
                  Oil Related
           2,700  Yacimentos Petroliferos Fiscales S.A. (ADR)  ....................      61,088
                                                                                    -------------
                  Telecommunications
           1,900  Telefonica de Argentina S.A. (ADR)  .............................      60,800
                                                                                    -------------
                  TotaL ARGENTINA  ................................................     338,992
                                                                                    -------------
                  BRAZIL (2.0%)
                  Brewery
                  Companhia Cervejaria
         192,000   Brahma (Pref.)* ...............................................       93,545
                                                                                    -------------
                  Food, Beverage, Tobacco & Household Products
           7,500  Refrigeracao Parana S.A.  .......................................      97,035
                                                                                    -------------
                  Metals & Mining
           1,420  Companhia Vale do Rio Doce S.A. (Pref.)  ........................      60,173
                                                                                    -------------
                  Telecommunications
           3,650  Telecomunicacoes Brasileiras S.A. (ADR)  ........................     203,488
         726,000  Telecomunicacoes de Sao Paulo S.A. (Pref.)*  ....................     133,620
                                                                                    -------------
                                                                                        337,108
                                                                                    -------------
                  Utilities - Electric
          12,000  Centrais Electricas Brasileiras S.A. (ADR)  .....................     180,000
                  Companhia Energetica de Minas Gerais S.A.* (Pref.) (ADR) -
           4,700   144A** ........................................................      116,913
                                                                                    -------------
                                                                                        296,913
                                                                                    -------------
                  TOTAL BRAZIL  ...................................................     884,774
                                                                                    -------------
                  CHILE (0.8%)
                  Food, Beverage, Tobacco & Household Products
           2,620  Embotelladora Andina S.A. (ADR)  ................................   $  91,045
                                                                                    -------------
                  Investment Companies
          39,000  The Five Arrows Chile Investment Trust Ltd.  ....................     113,880
                                                                                    -------------
                  Telecommunications
             900  Compania de Telecomunicaciones de Chile S.A. (ADR)  .............      72,113
                                                                                    -------------
                  Utilities - Electric
           3,200  Enersis S.A. (ADR)  .............................................      88,000
                                                                                    -------------
                  TOTAL CHILE  ....................................................     365,038
                                                                                    -------------
                  COLOMBIA (0.2%)
                  Banking
           4,800  Banco Industrial Colombiano S.A. (ADR)  .........................      85,799
                                                                                    -------------
                  DENMARK (1.1%)
                  Banking
           1,750  Den Danske Bank  ................................................     122,104
                                                                                    -------------
                  Foreign Government
DKK          250K Kingdom of Denmark 9.00% due 11/15/00  ..........................      48,724
DKK        1,750K Kingdom of Denmark 7.00% due 12/15/04  ..........................     305,502
                                                                                    -------------
                                                                                        354,226
                                                                                    -------------
                  TOTAL DENMARK  ..................................................     476,330
                                                                                    -------------





                  FINLAND (0.2%)
                  Telecommunications
           1,800  Nokia AB (Series K)  ............................................      70,204
                                                                                    -------------
                  FRANCE (2.5%)
                  Electronics - Semiconductors/Components
                  SGS-Thomson
           2,100   Microelectronics NV* ..........................................       77,320
                                                                                    -------------
                  Financial Services
             975  Cetelem Group  ..................................................     200,308
                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  Food, Beverage, Tobacco & Household Products
             580  LVMH Moet-Hennessy Louis Vuitton  ...............................   $  129,381
                                                                                    -------------
                  Foreign Government
FRF          600K France (Govt of) 8.50% due 04/25/03  ............................      134,125
FRF          200K France (Govt of) 6.00% due 10/25/25  ............................       33,686
                                                                                    -------------
                                                                                         167,811
                                                                                    -------------
                  Insurance
           3,500  Scor S.A.  ......................................................      110,429
                                                                                    -------------
                  Retail
             280  Carrefour Supermarche  ..........................................      180,196
             666  Castorama Dubois  ...............................................      117,131
                                                                                    -------------
                                                                                         297,327
                                                                                    -------------
                  Textiles
             600  Hermes International  ...........................................      121,622
                                                                                    -------------
                  TOTAL FRANCE  ...................................................    1,104,198
                                                                                    -------------
                  GERMANY (3.3%)
                  Automotive
             315  Volkswagen AG  ..................................................      114,751
                                                                                    -------------
                  Business Services
             810  SAP AG (Pref.)  .................................................      123,795
                                                                                    -------------
                  Foreign Government
DEM          150K Bundesrepublic Deutschland 8.375% due 05/21/01  .................      115,905
DEM          300K Germany (Federal Republic) 8.25% due 09/20/01  ..................      231,205
DEM          250K Germany (Federal Republic) 7.25% due 10/21/02  ..................      184,311
DEM          400K Treuhandanstalt 5.00% due 12/17/98  .............................      275,880
DEM          500K Treuhandanstalt 7.00% due 11/25/99  .............................      366,035
DEM           50K Treuhandanstalt 7.50% due 09/09/04  .............................       37,241
                                                                                    -------------
                                                                                       1,210,577
                                                                                    -------------
                  TOTAL GERMANY  ..................................................    1,449,123
                                                                                    -------------
                  HONG KONG (6.6%)
                  Banking
          28,000  Hang Seng Bank Ltd.  ............................................   $  270,702
                                                                                    -------------
                  Conglomerates
          38,000  Citic Pacific, Ltd.  ............................................      147,200
         188,000  First Pacific Co. Ltd.  .........................................      238,291
          97,000  Hutchison Whampoa, Ltd.  ........................................      630,425
          30,400  Jardine Matheson Holdings Ltd.  .................................      256,880
          25,000  Swire Pacific Ltd. (Class A)  ...................................      218,258
                                                                                    -------------
                                                                                       1,491,054
                                                                                    -------------
                  Hotels/Motels
         100,000  Shangri-La Asia Ltd.  ...........................................      136,451
                                                                                    -------------
                  Real Estate
          62,000  Cheung Kong (Holdings) Ltd.  ....................................      461,088
         119,000  Hong Kong Land Holdings Ltd.  ...................................      270,130
          29,000  Sun Hung Kai Properties Ltd.  ...................................      275,684
                                                                                    -------------
                                                                                       1,006,902
                                                                                    -------------
                  TOTAL HONG KONG  ................................................    2,905,109
                                                                                    -------------
                  ITALY (1.6%)
                  Foreign Government
ITL       75,000K Italy (Republic of) 10.50% due 11/01/98  ........................       48,573
ITL      440,000K Italy (Republic of) 10.50% due 04/01/00  ........................      287,296
ITL       90,000K Italy (Republic of) 11.00% due 10/01/02  ........................       56,808
ITL      290,000K Italy (Republic of) 10.50% due 09/01/05  ........................      186,958
                                                                                    -------------
                                                                                         579,635
                                                                                    -------------






                  Telecommunications
          60,000  Telecom Italia Mobile SpA  ......................................      108,204
                                                                                    -------------
                  TOTAL ITALY  ....................................................      687,839
                                                                                    -------------
                  JAPAN (29.3%)
                  Automotive
          49,000  Suzuki Motor Co. Ltd.  ..........................................      595,215
                                                                                    -------------
                  Banking
          23,000  Asahi Bank, Ltd.  ...............................................      275,088
          18,000  Mitsubishi Trust & Banking  .....................................      279,200
          15,000  Sanwa Bank, Ltd.  ...............................................      283,125
          22,000  Sumitomo Trust & Banking  .......................................      296,020
                                                                                    -------------
                                                                                       1,133,433
                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  Building & Construction
          14,000  Kandenko Co., Ltd.  .............................................  $   177,910
          20,000  Nishimatsu Construction Co.  ....................................      231,732
          17,000  Sekisui House Ltd.  .............................................      216,035
                                                                                    -------------
                                                                                         625,677
                                                                                    -------------
                  Chemicals
          50,000  Asahi Chemical Industrial Co Ltd.  ..............................      363,017
          17,000  Shin-Etsu Chemical Co.  .........................................      343,113
          41,000  Teisan K.K.  ....................................................      233,695
                                                                                    -------------
                                                                                         939,825
                                                                                    -------------
                  Electronic & Electrical Equipment
           4,000  Advantest Corp.  ................................................      195,477
          24,000  Canon, Inc.  ....................................................      453,000
          25,000  Hitachi, Ltd.  ..................................................      252,290
           4,000  Kyocera Corp.  ..................................................      283,685
          24,000  Matsushita Electric Industrial Co. Ltd.  ........................      399,177
                                                                                    -------------
                                                                                       1,583,629
                                                                                    -------------
                  Financial Services
          36,000  New Japan Securities*  ..........................................      234,125
          14,000  Nomura Securities Co., Ltd.  ....................................      303,495
           7,400  Promise Co., Ltd.  ..............................................      333,975
                                                                                    -------------
                                                                                         871,595
                                                                                    -------------
                  Gas
          54,000  Osaka Gas Co.  ..................................................      192,748
                                                                                    -------------
                  Health & Personal Care
          13,000  Yamanouchi Pharmaceutical Co.  ..................................      284,245
                                                                                    -------------
                  Insurance
          22,000  Tokio Marine & Fire Insurance Co.  ..............................      275,462
                                                                                    -------------
                  International Trade
          21,000  Mitsubishi Corp.  ...............................................      259,016
                                                                                    -------------
                  Machinery
          19,000  Daifuku Co. Ltd.  ...............................................      260,980
           5,600  Fanuc, Ltd.  ....................................................      244,365
           3,400  Keyence Corp.  ..................................................      365,353
          29,000  Komatsu Ltd.  ...................................................      244,421
          64,000  Mitsubishi Heavy Industries, Ltd.  ..............................      507,719
          54,000  NSK Ltd.  .......................................................      393,572
                                                                                    -------------
                                                                                       2,016,410
                                                                                    -------------
                  Manufacturing
           6,200  Sony Music Entertainment Inc.  ..................................  $   319,790
                                                                                    -------------
                  Real Estate
          24,000  Mitsubishi Estate Co. Ltd.  .....................................      291,535
          20,000  Mitsui Fudosan Co.  .............................................      237,338
                                                                                    -------------
                                                                                         528,873
                                                                                    -------------
                  Retail
          18,000  Best Denki Co. Ltd.  ............................................      255,654
           5,000  Ito-Yokado Co. Ltd.  ............................................      284,526
          20,000  Joshin Denki  ...................................................      250,420
                                                                                    -------------
                                                                                         790,600
                                                                                    -------------
                  Retail - Specialty
           3,800  Autobacs Seven Co.  .............................................      330,928
                                                                                    -------------
                  Steel & Iron
         136,000  NKK Corp.  ......................................................      387,591
          32,000  Yamato Kogyo Co., Ltd.  .........................................      299,010
                                                                                    -------------
                                                                                         686,601
                                                                                    -------------
                  Telecommunications
              39  Nippon Telegraph & Telephone  ...................................      295,179
                                                                                    -------------
                  Textiles
          23,000  Kuraray Co. Ltd.  ...............................................      242,852
                                                                                    -------------
                  Textiles - Apparel
          13,000  Tokyo Style  ....................................................      208,933
                                                                                    -------------



                  Transportation
              52  East Japan Railway Co.  .........................................      258,494
          41,000  Nippon Yusen Kabushiki  .........................................      229,481
                                                                                    -------------
                                                                                         487,975
                                                                                    -------------
                  Utilities
          14,100  Kyushu Electric Power  ..........................................      322,791
                                                                                    -------------
                  TOTAL JAPAN  ....................................................   12,991,777
                                                                                    -------------
                  MALAYSIA (2.5%)
                  Banking
          17,000  Malayan Banking Berhad  .........................................      152,070
                                                                                    -------------
                  Building & Construction
          38,000  United Engineers Malaysia Berhad  ...............................      246,406
                                                                                    -------------
                  Entertainment
          21,000  Genting Berhad  .................................................      190,312
                                                                                    -------------
                  Gas
          27,000  Petronas Gas Berhad*  ...........................................      101,250

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  Telecommunications
          78,000  Technology Resources Industries Berhad*  ........................   $  239,180
                                                                                    -------------
                  Utilities
          47,000  Tenaga Nasional Berhad  .........................................      174,415
                                                                                    -------------
                  TOTAL MALAYSIA  .................................................    1,103,633
                                                                                    -------------
                  MEXICO (2.2%)
                  Building & Construction
           7,600  Empresas ICA Soceidad Controladora S.A. de C.V. (ADR)  ..........      102,600
                                                                                    -------------
                  Building Materials
          40,300  Cemex S.A. de C.V. (B Shares)  ..................................      166,183
                                                                                    -------------
                  Conglomerates
          21,500  Grupo Carso S.A. de C.V. (Series A1)*  ..........................      148,104
           3,500  Grupo Industria Alfa S.A. de C.V. (A Shares)  ...................       47,364
                                                                                    -------------
                                                                                         195,468
                                                                                    -------------
                  Food, Beverage, Tobacco & Household Products
          35,500  Fomento Economico Mexicano S.A. de C.V. (B Shares)  .............      101,774
           4,525  Panamerican Beverages, Inc.  ....................................      178,738
                                                                                    -------------
                                                                                         280,512
                                                                                    -------------
                  Retail
          29,000  Cifra S.A. de C.V. (C Shares)*  .................................       36,801
                                                                                    -------------
                  Steel & Iron
           9,000  Tubos de Acero de Mexico S.A. (ADR)*  ...........................       73,125
                                                                                    -------------
                  Telecommunications
           3,000  Telefonos de Mexico S.A. de C.V. (Series L) (ADR)  ..............      101,625
                                                                                    -------------
                  TOTAL MEXICO  ...................................................      956,314
                                                                                    -------------
                  NETHERLANDS (1.7%)
                  Building & Construction
           1,900  Hunter Douglas NV  ..............................................       92,864
                                                                                    -------------
                  Business Services
           2,200  Randstad Holdings NV  ...........................................      100,929
                                                                                    -------------
                  Insurance
           1,800  Internationale Nederlanden Groep NV  ............................   $  117,337
                                                                                    -------------
                  Publishing
             900  Ver Ned Uitgev NV  ..............................................      133,043
           1,350  Wegener NV  .....................................................      150,990
                                                                                    -------------
                                                                                         284,033
                                                                                    -------------
                  Retail
           3,927  Koninklijke Ahold NV  ...........................................      161,555
                                                                                    -------------
                  Total Netherlands  ..............................................      756,718
                                                                                    -------------
                  PERU (0.2%)
                  Brewery
          67,000  Cerveceria Backus & Johnston S.A.  ..............................      103,842
                                                                                    -------------
                  SINGAPORE (2.5%)
                  Banking
          18,000  Development Bank of Singapore, Ltd.  ............................      254,879
          27,000  Overseas Chinese Banking Corp., Ltd.  ...........................      370,906
                                                                                    -------------
                                                                                         625,785
                                                                                    -------------
                  Conglomerates
          19,000  Keppel Corp., Ltd.  .............................................      178,020
                                                                                    -------------
                  Real Estate
          13,000  City Developments, Ltd.  ........................................      105,319
          54,000  DBS Land Ltd.  ..................................................      213,032
                                                                                    -------------
                                                                                         318,351
                                                                                    -------------
                  TOTAL SINGAPORE  ................................................    1,122,156
                                                                                    -------------
                  SPAIN (1.3%)
                  Banks
           4,000  Banco Bilbao Vizcaya  ...........................................      146,629
                                                                                    -------------
                  Foreign Government



ESP       20,000K Spain (Kingdom of) 12.25% due 03/25/00  .........................      176,721
                                                                                    -------------
                  Gas
             600  Gas Natural SDG S.A.  ...........................................       86,877
                                                                                    -------------
                  Oil Related
           4,500  Repsol S.A.  ....................................................      156,522
                                                                                    -------------
                  TOTAL SPAIN  ....................................................      566,749
                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  SWEDEN (1.9%)
                  Business Services
          22,000  Assa Abloy AB (Series B)  .......................................  $  192,216
          10,000  Scribona AB (Series "B" Free)  ..................................      96,036
           3,680  Securitas AB (Series "B" Free)  .................................     159,966
                                                                                    -------------
                                                                                        448,218
                                                                                    -------------
                  Foreign Government
SEK        1,200K Sweden (Kingdom of) 13.00% due 06/15/01  ........................     211,395
                                                                                    -------------
                  Machinery
           6,000  Kalmar Industries AB  ...........................................      97,047
                                                                                    -------------
                  Telecommunications
           4,950  Ericsson (L.M.) Telephone Co. AB (Series "B" Free)  .............      99,721
                                                                                    -------------
                  TOTAL SWEDEN  ...................................................     856,381
                                                                                    -------------
                  SWITZERLAND (1.1%)
                  Conglomerates
             160  BBC Brown Boveri AG  ............................................     184,006
                                                                                    -------------
                  Pharmaceuticals
              15  Roche Holdings AG  ..............................................     109,563
             240  Sandoz AG  ......................................................     207,948
                                                                                    -------------
                                                                                        317,511
                                                                                    -------------
                  TOTAL SWITZERLAND  ..............................................     501,517
                                                                                    -------------
                  UNITED KINGDOM (4.0%)
                  Banking
           5,500  HSBC Holdings PLC  ..............................................      92,961
pounds
sterling      50K Midland Bank PLC 7.65% due 05/01/25  ............................      55,725
          10,000  National Westminster Bank PLC  ..................................     100,308
                                                                                    -------------
                                                                                        248,994
                                                                                    -------------
                  Building & Construction
          20,000  Blue Circle Industries PLC  .....................................     104,314
          15,000  Williams Holdings PLC  ..........................................      77,215
                                                                                    -------------
                                                                                        181,529
                                                                                    -------------
                  Electrical Equipment
          17,000  General Electric Co. PLC  .......................................      93,293
                                                                                    -------------
                  Food, Beverage, Tobacco & Household Products
           6,000  Unilever PLC  ...................................................     123,091
                                                                                    -------------
                  Foreign Government
pounds
sterling      40K United Kingdom Treasury Gilt 8.00% due 12/07/00  ................  $   63,375
pounds
sterling     115K United Kingdom Treasury Gilt 7.75% due 09/08/06  ................     176,638
                                                                                    -------------
                                                                                        240,013
                                                                                    -------------
                  Insurance
          15,000  Prudential Corp. PLC  ...........................................      97,738
                                                                                    -------------
                  Leisure
          10,000  Granada Group PLC  ..............................................     108,396
                                                                                    -------------
                  Oil Related
          17,000  British Petroleum Co. PLC  ......................................     135,956
                                                                                    -------------
                  Pharmaceuticals
          11,000  Glaxo Wellcome PLC  .............................................     159,812
                                                                                    -------------
                  Retail
          30,000  Asda Group PLC  .................................................      47,962
           9,000  Great Universal Stores PLC  .....................................      94,019
                                                                                    -------------
                                                                                        141,981
                                                                                    -------------
                  Telecommunications
          28,000  British Telecommunications PLC  .................................     151,120
                                                                                    -------------
                  Utilities
           7,000  Severn Trent PLC  ...............................................      65,348
                                                                                    -------------
                  TOTAL UNITED KINGDOM  ...........................................   1,747,271



                                                                                    -------------
                  UNITED STATES (19.0%)
                  Aerospace & Defense
           2,800  Boeing Co.  .....................................................     217,350
           7,000  General Motors Corp. (Class H)  .................................     399,000
                                                                                    -------------
                                                                                        616,350
                                                                                    -------------
                  Automotive
           7,000  Ford Motor Co.  .................................................     207,375
                                                                                    -------------
                  Banking
           3,200  BankAmerica Corp.  ..............................................     215,600
           1,900  First Interstate Bancorp  .......................................     293,075
                  First Nationwide Bank
$             50K  10.00% due 10/01/06 ...........................................       60,337
          11,000  Roosevelt Financial Group, Inc.  ................................     189,750
                                                                                    -------------
                                                                                        758,762
                                                                                    -------------

                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued

 SHARES/PRINCIPAL
      AMOUNT                                                                            VALUE
-------------------------------------------------------------------------------------------------
                  Computer Equipment Manufacturers
           2,200  Cisco Systems, Inc.*  ...........................................  $    182,875
           4,600  Komag Inc.*  ....................................................       133,975
           4,200  Read Rite Corp.*  ...............................................        75,600
           2,900  Stratacom, Inc.  ................................................       216,775
                                                                                    -------------
                                                                                          609,225
                                                                                    -------------
                  Computer Software
           1,650  Microsoft Corp.*  ...............................................       152,418
                                                                                    -------------
                  Computers - Systems
           1,550  International Business Machines Corp.  ..........................       168,562
           5,000  Sun Microsystems, Inc.*  ........................................       229,375
                                                                                    -------------
                                                                                          397,937
                                                                                    -------------
                  Drugs & Healthcare
           3,000  Johnson & Johnson  ..............................................       288,000
           6,000  U.S. Healthcare, Inc.  ..........................................       290,250
                                                                                    -------------
                                                                                          578,250
                                                                                    -------------
                  Electronics
           3,000  Applied Materials, Inc.*  .......................................       111,000
           2,500  General Electric Co.  ...........................................       191,875
                                                                                    -------------
                                                                                          302,875
                                                                                    -------------
                  Entertainment
$             50K Time Warner Entertainment Co. 8.375% due 07/15/33  ..............        53,006
                                                                                    -------------
                  Financial Services
           3,800  Beneficial Corp.  ...............................................       185,725
$             50K PaineWebber Group, Inc. 7.625% due 02/15/14  ....................        50,497
           3,700  Travelers Group, Inc.  ..........................................       243,275
                                                                                    -------------
                                                                                          479,497
                                                                                    -------------
                  Food, Beverage, Tobacco & Household Products
           3,800  Campbell Soup Co.  ..............................................       240,825
           4,600  PepsiCo Inc.  ...................................................       274,275
                                                                                    -------------
                                                                                          515,100
                                                                                    -------------
                  Household Furnishings & Applicances
          11,000  Maytag Corp.  ...................................................       215,875
                                                                                    -------------
                  Insurance
           5,500  Allstate Corp. (The)  ...........................................  $    239,938
                                                                                    -------------
                  Office Equipment & Supplies
           3,100  Diebold, Inc.  ..................................................       173,212
                                                                                    -------------
                  Oil - International Integrated
           2,800  Exxon Corp.  ....................................................       224,700
           2,800  Texaco, Inc.  ...................................................       226,450
                                                                                    -------------
                                                                                          451,150
                                                                                    -------------
                  Restaurants
           5,200  McDonald's Corp.  ...............................................       261,300
                                                                                    -------------
                  Retail - Specialty
           3,000  Gap, Inc.  ......................................................       141,375
          13,000  Liz Claiborne, Inc.  ............................................       362,375
                                                                                    -------------
                                                                                          503,750
                                                                                    -------------
                  Steel & Iron
          18,000  Bethlehem Steel Corp.*  .........................................       272,250
          10,000  Inland Steel Industries, Inc.  ..................................       286,250
                                                                                    -------------
                                                                                          558,500
                                                                                    -------------
                  Telecommunications
           4,000  Bell Atlantic Corp.  ............................................       275,500
                                                                                    -------------
                  U.S. Government Obligations
$             50K U.S. Treasury Bond 7.50% due 11/15/24  ..........................        59,469
$            225K U.S. Treasury Bond 7.625% due 02/15/25  .........................       272,461
$            150K U.S. Treasury Note 6.625% due 03/31/97  .........................       152,766
$            175K U.S. Treasury Note 6.50% due 04/30/99  ..........................       182,301
$            195K U.S. Treasury Note 6.875% due 08/31/99  .........................       205,756
$             75K U.S. Treasury Note 7.50% due 11/15/01  ..........................        82,981



$            100K U.S. Treasury Note 7.50% due 02/15/05  ..........................       113,266
                                                                                    -------------
                                                                                        1,069,000
                                                                                    -------------
                  TOTAL UNITED STATES  ............................................     8,419,020
                                                                                    -------------
                  TOTAL COMMON AND PREFERRED STOCKS AND BONDS
                  (Identified Cost $33,438,303)  ..................................    37,492,784
                                                                                    -------------


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
PORTFOLIO OF INVESTMENTS January 31, 1996, continued


 PRINCIPAL
 AMOUNT IN
 THOUSANDS                                                                        VALUE
------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENT (a) (14.1%)
             U.S. GOVERNMENT AGENCY
             Federal Home Loan Mortgage Corp. 5.80% due 02/01/96 (Amortized
$6,250       Cost $6,250,000)  ...............................................  $6,250,000
                                                                               -----------


  CURRENCY
 AMOUNT IN
 THOUSANDS                                                                         VALUE
--------------------------------------------------------------------------------------------
             PURCHASED PUT OPTIONS ON FOREIGN CURRENCY (0.7%)
FRF     550K May 16, 1996/FRF 4.86  ..........................................     28,325
DEM     300K July 17, 1996/DEM 1.50  .........................................      7,110
DEM     165K July 19, 1996/DEM 1.48  .........................................      5,033
NLG     530K July 19, 1996/NLG 1.66  .........................................     14,840
yen  10,000K July 26, 1996/yen 106.56  .......................................    259,000
                                                                               -------------
             TOTAL PURCHASED PUT OPTIONS ON FOREIGN CURRENCY
             (Identified Cost $281,616)  .....................................    314,308
                                                                               -------------

 TOTAL INVESTMENTS
(Identified Cost $39,969,919) (b)      99.5%    44,057,092
CASH AND OTHER ASSETS IN EXCESS OF
LIABILITIES .......................     0.5        214,079
                                    --------  ------------
NET ASSETS ........................   100.0%   $44,271,171
                                    ========  ============

------------

   ADR    American Depository Receipt.
   K      In thousands.
   *      Non-income producing security.
   **     Resale is restricted to qualified institutional investors.
   (a) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
   (b) The aggregate cost for federal income tax purposes is $39,973,890; the aggregate gross unrealized appreciation is $4,635,143 and the aggregate gross unrealized depreciation is $551,941, resulting in net unrealized appreciation of $4,083,202.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1996:



    CONTRACTS TO       IN EXCHANGE     DELIVERY     UNREALIZED
       RECEIVE             FOR           DATE      APPRECIATION
-------------------  --------------  ----------  --------------
ESP    8,327,106         $65,889       02/01/96        $541
ESP    10,531,250        $83,613       02/02/96         402
                                                 --------------
       Total unrealized appreciation...........        $943
                                                 ==============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
SUMMARY OF INVESTMENTS January 31, 1996



Aerospace & Defense ...........   $   616,350     1.4%
Automotive ....................       917,341     2.1
Banking .......................     3,397,649     7.7
Banks .........................       146,629     0.3
Brewery .......................       197,387     0.4
Building & Construction  ......     1,249,076     2.8
Building Materials ............       166,183     0.4
Business Services .............       672,942     1.5
Chemicals .....................       939,825     2.1
Computer Equipment
 Manufacturers ................       609,225     1.4
Computer Software .............       152,418     0.3
Computer Systems ..............       397,937     0.9
Conglomerates .................     2,048,548     4.6
Drugs & Healthcare ............       578,250     1.3
Electrical Equipment ..........        93,293     0.2
Electronic & Electrical
 Equipment ....................     1,583,629     3.6
Electronics ...................       302,875     0.7
Electronics -
 Semiconductors/Components  ...        77,320     0.2
Entertainment .................       243,318     0.6
Financial Services ............     1,551,400     3.5
Food, Beverage, Tobacco &
 Household Products ...........     1,236,164     2.8
Foreign Currency Put Options  .       314,308     0.7
Foreign Government ............     2,940,378     6.7
Gas ...........................       380,875     0.9
Health & Personal Care ........       284,245     0.6
Hotels/Motels .................       136,451     0.3
Household Furnishings &
 Appliances ...................       215,875     0.5
Insurance .....................       840,904     1.9
International Trade ...........       259,016     0.6
Investment Companies ..........       113,880     0.3
Leisure .......................       108,396     0.2
Machinery .....................     2,113,457     4.8
Manufacturing .................   $   319,790     0.7%
Metals & Mining ...............        60,173     0.1
Multi-Industry ................       155,241     0.4
Office Equipment & Supplies  ..       173,212     0.4
Oil & Gas .....................        61,863     0.1
Oil - International Integrated        451,150     1.0
Oil Related ...................       353,566     0.7
Pharmaceuticals ...............       477,323     1.1
Publishing ....................       284,033     0.6
Real Estate ...................     1,854,126     4.2
Restaurants ...................       261,300     0.6
Retail ........................     1,428,264     3.2
Retail - Specialty ............       834,678     1.9
Steel & Iron ..................     1,318,226     3.0
Telecommunications ............     1,810,754     4.1
Textiles ......................       364,474     0.8
Textiles - Apparel ............       208,933     0.5
Transportation ................       487,975     1.1
U.S. Government & Agency
 Obligations ..................     7,319,000    16.5
Utilities .....................       562,554     1.3
Utilities - Electric ..........       384,913     0.9
                                -------------
                                  $44,057,092    99.5%
                                =============







                                                PERCENT OF
TYPE OF INVESTMENT                 VALUE        NET ASSETS
----------------------------  -------------  ------------
Common Stocks ...............   $32,735,795       74.0%
Corporate Bonds .............       219,565        0.5
Foreign Currency Put Options        314,308        0.7
Preferred Stocks ............       528,046        1.2
Short-Term Investment .......     6,250,000       14.1
U.S & Foreign Government
 Obligations ................     4,009,378        9.0
                              -------------
                                $44,057,092       99.5%
                              =============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1996


 ASSETS:
Investments in securities, at value
 (identified cost $39,969,919) .............   $44,057,092
Foreign cash ...............................         1,494
Receivable for:
  Shares of beneficial interest sold  ......       291,056
  Interest .................................       125,683
  Investments sold .........................        50,000
  Dividends ................................        46,587
  Foreign withholding taxes reclaimed  .....        20,602
Deferred organizational expenses ...........       143,949
Receivable from affiliate ..................       102,743
Prepaid expenses and other assets ..........         4,604
                                             -------------
  TOTAL ASSETS .............................    44,843,810
                                             -------------
LIABILITIES:
Payable for:
  Investments purchased ....................       359,650
  Investment management fee ................        35,663
  Plan of distribution fee .................        33,446
  Shares of beneficial interest repurchased         23,384
Accrued expenses ...........................       120,496
                                             -------------
  TOTAL LIABILITIES ........................       572,639
                                             -------------
NET ASSETS:
Paid-in-capital ............................    39,666,644
Net unrealized appreciation ................     4,084,083
Undistributed net investment income  .......       463,448
Undistributed net realized gain ............        56,996
                                             -------------
  NET ASSETS ...............................   $44,271,171
                                             =============
NET ASSET VALUE PER SHARE,
 3,756,509 shares outstanding (unlimited
 shares authorized of $.01 par value)  .....        $11.79
                                             =============


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 28, 1995* THROUGH JANUARY 31, 1996


 NET INVESTMENT INCOME:
INCOME
Interest (net of $2,863 foreign
 withholding tax) ...................................................  $  494,013
Dividends (net of $36,914 foreign withholding tax) ..................     311,203
                                                                      -----------
  TOTAL INCOME ......................................................     805,216
                                                                      -----------
EXPENSES
Investment management fee ...........................................     282,848
Plan of distribution fee ............................................     261,923
Professional fees ...................................................      91,835
Custodian fees ......................................................      51,697
Transfer agent fees and expenses ....................................      37,878
Organizational expenses .............................................      32,698
Shareholder reports and notices .....................................      29,007
Registration fees ...................................................      16,572
Trustees' fees and expenses .........................................         706
Other ...............................................................       7,545
                                                                      -----------
  TOTAL EXPENSES BEFORE AMOUNTS
  WAIVED/REIMBURSED .................................................     812,709
  LESS: AMOUNTS WAIVED/REIMBURSED ...................................    (490,213)
                                                                      -----------
  TOTAL EXPENSES AFTER AMOUNTS
  WAIVED/REIMBURSED .................................................     322,496
                                                                      -----------
  NET INVESTMENT INCOME .............................................     482,720
                                                                      -----------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
  Investments .......................................................   1,174,061
  Foreign exchange transactions .....................................     806,978
                                                                      -----------
  TOTAL GAIN ........................................................   1,981,039
                                                                      -----------
Net unrealized appreciation on:
  Investments .......................................................   4,054,481
  Translation of forward foreign exchange contracts, other assets
 and  liabilities denominated in foreign currencies .................      29,602
                                                                      -----------
  TOTAL APPRECIATION ................................................   4,084,083
                                                                      -----------
  NET GAIN ..........................................................   6,065,122
                                                                      -----------
NET INCREASE ........................................................  $6,547,842
                                                                      ===========

* Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                                   FOR THE PERIOD
                                                                 FEBRUARY 28, 1995*
                                                                  THROUGH JANUARY
                                                                      31, 1996
--------------------------------------------------------------  ------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .........................................     $   482,720
Net realized gain .............................................       1,981,039
Net unrealized appreciation ...................................       4,084,083
                                                                ------------------
  NET INCREASE ................................................       6,547,842
                                                                ------------------
DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income .........................................      (1,130,515)
Net realized gain .............................................        (812,800)
                                                                ------------------
  TOTAL .......................................................      (1,943,315)
                                                                ------------------
Net increase from transactions in shares of beneficial
 interest .....................................................      39,566,644
                                                                ------------------
  TOTAL INCREASE ..............................................      44,171,171
NET ASSETS:
Beginning of period ...........................................         100,000
                                                                ------------------
  END OF PERIOD
  (Including undistributed net investment income of $463,448)       $44,271,171
                                                                ==================

------------
* Commencement of operations.


                      SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Global Asset Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term total return on its investments. The Fund seeks to achieve its objective through a managed investment policy utilizing a portfolio of U.S. and foreign equity, debt and money market securities. The Fund was organized as a Massachusetts business trust on October 18, 1994 and had no operations other than those relating to organizational matters and the issuance of 10,000 shares of beneficial interest for $100,000 to Dean Witter InterCapital Inc. (the "Investment Manager") to effect the Fund's initial capitalization. The Fund commenced operations on February 28, 1995.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange; the securities are valued on the exchange designated as the primary market by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager or Sub-Advisors that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued


mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currencies gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. OPTION ACCOUNTING PRINCIPLES -- When the Fund writes a call option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued


such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received.

When the Fund purchases a call or put option, the premium paid is recorded as an investment and is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

F. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of $176,647 which has been reimbursed exclusive of $29,699 which has been absorbed by the Investment Manager. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

Pursuant to an Investment Management Agreement, the Fund pays a management fee, calculated daily and payable monthly, by applying the annual rate of 1.0% to the net assets of the Fund determined as of the close of each business day.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

Under Sub-Advisory Agreements between TCW Funds Management, Inc. and Morgan Grenfell Investment Services Ltd. (the "Sub-Advisors") and the Investment Manager, the Sub-Advisors provide the Fund with investment advice and portfolio management relating to the Fund's investments in securities, subject to the overall supervision of the Investment Manager. As compensation for the services provided pursuant to the Sub-Advisory Agreements, the Investment Manager pays each Sub-Advisor monthly compensation equal to 30% of its monthly compensation.

The Investment Manager had undertaken to reimburse all expenses (except for the Plan of Distribution fee and brokerage fees) and waive the compensation provided for in the Agreement until December 31, 1995. At January 31, 1996, included in the statement of assets and liabilities, was a receivable from an affiliate which represents expense reimbursements due to the Fund.

3. PLAN OF DISTRIBUTION


Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived; or
(b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued


distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred but not yet recovered by the Distributor, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended January 31, 1996, it received approximately $76,000 in contingent deferred sales charges from redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1996 aggregated $51,769,177 and $19,495,251, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $2,410,764 and $1,368,043, respectively.

For the year ended January 31, 1996, the Fund incurred brokerage commissions of $7,193 and $606 with DWR and affiliates of Morgan Grenfell Investment Services Ltd., respectively, for portfolio transactions executed on behalf of the Fund.

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At January 31, 1996, the Fund had transfer agent fees and expenses payable of approximately $4,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                     FOR THE PERIOD
                                                   FEBRUARY 28, 1995*
                                                        THROUGH
                                                    JANUARY 31, 1996
                                              --------------------------
                                                 SHARES        AMOUNT
                                              -----------  -------------
Sold                                            4,035,815    $42,743,175
Reinvestment of dividends and distributions        64,960        741,197
                                              -----------  -------------
                                                4,100,775     43,484,372
Repurchased                                      (354,266)    (3,917,728)
                                              -----------  -------------
Net increase                                    3,746,509    $39,566,644
                                              ===========  =============

------------
* Commencement of operations.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
NOTES TO FINANCIAL STATEMENTS January 31, 1996, continued


6. FEDERAL INCOME TAX STATUS

As of January 31, 1996, the Fund had permanent book/tax differences attributable to foreign currency gains. To reflect reclassifications arising from permanent book/tax differences for the period ended
January 31, 1996, undistributed net realized gain was charged and undistributed net investment income was credited $1,111,243.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

At January 31, 1996, the Fund had outstanding forward contracts to facilitate settlement of foreign currency denominated portfolio transactions.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

DEAN WITTER GLOBAL ASSET ALLOCATION FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout the period:


                                             FOR THE PERIOD
                                           FEBRUARY 28, 1995*
                                            THROUGH JANUARY
                                                31, 1996
----------------------------------------  ------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period  ...  $    10.00
                                          ------------------
Net investment income ...................        0.17
Net realized and unrealized gain  .......        2.20
                                          ------------------
Total from investment operations  .......        2.37
                                          ------------------
Less dividends and distributions from:
 Net investment income ..................       (0.34)
 Net realized gain ......................       (0.24)
                                          ------------------
Total dividends and distributions  ......       (0.58)
                                          ------------------
Net asset value, end of period ..........  $    11.79
                                          ==================
TOTAL INVESTMENT RETURN+ ................       23.89%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses ................................        1.14%(2)(3)
Net investment income ...................        1.71%(2)(3)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands       $44,271
Portfolio turnover rate .................          71%(1)

------------
   *   Commencement of operations.
   +   Does not reflect the deduction of sales charge.
   (1) Not annualized.
   (2) Annualized.
   (3) If the Fund had borne all its expenses, the above annualized expense and net investment loss ratios would have been 2.87% and (0.02%), respectively.


                      SEE NOTES TO FINANCIAL STATEMENTS

              DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements
          --------------------
          (1)      Financial statements and schedules, included
           in Prospectus (Part A):                                     Page in
                                                                     Prospectus
                                                                     ----------
          Financial highlights for the fiscal period
          February 28, 1995 through January 31, 1995............           4

          (2)      Financial statements included in the Statement of
           Additional Information (Part B):                           Page in
                                                                        SAI
                                                                      --------
          Portfolio of Investments at January 31, 1996..........          47

          Statement of assets and liabilities at
          January 31, 1996......................................          55

          Statement of operations for the period ended
          January 31, 1996......................................          56

          Statement of changes in net assets at
          January 31, 1996......................................          57

          Notes to Financial Statements.........................          58

          Financial highlights for the fiscal period
          February 28, 1995 through January 31, 1996............          64

          (3)       Financial statements included in Part C:

          None

     (b)  Exhibits:
          --------
11.       --  Consent of Independent Accountants

15.       --  Form of Amended and Restated Plan of Distribution
              pursuant to Rule 12b-1.

16.       --  Schedule for Computation of Performance Quotations

27.       --  Financial Data Schedule

Other     --  Powers of Attorney: Messrs. Garn, Bozic and Johnson


Item 25.         Persons Controlled by or Under Common Control With Registrant.
                 --------------------------------------------------------------

               None

Item 26.          Number of Holders of Securities.

        (1)                             (2)
                                     Number of Record Holders
     Title of Class                    at February 29, 1996
     --------------                  ----------------------

Shares of Beneficial Interest                4,527

Item 27.          Indemnification.

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

                  Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

                  The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

                  Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28.          Business and Other Connections of Investment Adviser.
                  -----------------------------------------------------

                  See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

                  The term "Dean Witter Funds" used below refers to the following registered investment companies:


Closed-End Investment Companies
-------------------------------
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust
(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities

(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

Open-end Investment Companies:
------------------------------
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Premier Income Trust
(32) Dean Witter Short-Term U.S. Treasury Trust
(33) Dean Witter Diversified Income Trust
(34) Dean Witter U.S. Government Money Market Trust
(35) Dean Witter Global Dividend Growth Securities
(36) Active Assets California Tax-Free Trust
(37) Dean Witter Natural Resource Development Securities Inc.
(38) Active Assets Government Securities Trust
(39) Active Assets Money Trust
(40) Active Assets Tax-Free Trust
(41) Dean Witter Limited Term Municipal Trust
(42) Dean Witter Variable Investment Series
(43) Dean Witter Value-Added Market Series
(44) Dean Witter Global Utilities Fund
(45) Dean Witter High Income Securities
(46) Dean Witter National Municipal Trust
(47) Dean Witter International SmallCap Fund
(48) Dean Witter Mid-Cap Growth Fund
(49) Dean Witter Select Dimensions Investment Series

(50) Dean Witter Balanced Growth Fund
(51) Dean Witter Balanced Income Fund
(52) Dean Witter Hawaii Municipal Trust
(53) Dean Witter Capital Appreciation Fund
(54) Dean Witter Intermediate Term U.S. Treasury Trust
(55) Dean Witter Information Fund
(56) Dean Witter Japan Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

Open-End Investment Companies
-----------------------------
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust

Closed-End Investment Companies
-------------------------------
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003
 (4) TCW/DW Emerging Markets Opportunities Trust


NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------

Charles A. Fiumefreddo    Executive Vice President and Director of Dean
Chairman, Chief           Witter Reynolds Inc. ("DWR"); Chairman, Chief
Executive Officer and     Executive Officer and Director of Dean Witter
Director                  Distributors Inc. ("Distributors") and Dean
                          Witter Services Company Inc. ("DWSC"); Chairman and Director of Dean Witter Trust Company
                          ("DWTC"); Chairman, Director or Trustee,
                          President and Chief Executive Officer of the
                          Dean Witter Funds and Chairman, Chief Executive
                          Officer and Trustee of the TCW/DW Funds;
                          Formerly Executive Vice President and Director of Dean Witter, Discover & Co. ("DWDC"); Director and/or officer of various DWDC subsidiaries.

Philip J. Purcell         Chairman, Chief Executive Officer and Director of
Director                  of DWDC and DWR; Director of DWSC and Distributors;
                          Director or Trustee of the Dean Witter Funds;
                          Director and/or officer of various DWDC
                          subsidiaries.

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------

Richard M. DeMartini      Executive Vice President of DWDC; President and
Director                  Chief Operating Officer of Dean Witter Capital;
                          Director of DWR, DWSC, Distributors
                          and DWTC; Trustee of the TCW/DW
                          Funds; Member (since January, 1993)
                          and Chairman (since January,
                          1995) of the Board of Directors of NASDAQ.

James F. Higgins          Executive Vice President of DWDC; President and
Director                  Chief Operating Officer of Dean Witter Financial;
                          Director of DWR, DWSC, Distributors and DWTC.

Thomas C. Schneider       Executive Vice President and Chief Financial
Executive Vice            Officer of DWDC, DWR, DWSC and Distributors;
President, Chief          Director of DWR, DWSC and Distributors.
Financial Officer and
Director

Christine A. Edwards      Executive Vice President, Secretary and General
Director                  Counsel of DWDC and DWR; Executive Vice President,
                          Secretary and Chief Legal Officer of Distributors;
                          Director of DWR, DWSC and Distributors.

Robert M. Scanlan         President and Chief Operating Officer of DWSC,
President and Chief       Executive Vice President of Distributors;
Operating Officer         Executive Vice President and Director of DWTC;
                          Vice President of the Dean Witter Funds and the
                          TCW/DW Funds.

David A. Hughey           Executive Vice President and Chief Administrative
Executive Vice            Officer of DWSC, Distributors and DWTC; Director
President and Chief       of DWTC; Vice President of the Dean Witter Funds
Administrative Officer    and the TCW/DW Funds.

Edmund C. Puckhaber       Director of DWTC; Vice President of the Dean
Executive Vice            Witter Funds.
President

John Van Heuvelen         President, Chief Operating Officer and Director
Executive Vice            of DWTC.
President

Sheldon Curtis            Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,    Secretary and General Counsel of DWSC; Senior Vice
General Counsel and       President, Assistant General Counsel and Assistant
Secretary                 Secretary of Distributors; Senior Vice President
                          and Secretary of DWTC; Vice President, Secretary and General Counsel of the Dean Witter Funds and the TCW/DW Funds.

NAME AND POSITION           OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER            OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.           AND NATURE OF CONNECTION
-----------------           ------------------------------------------------

Peter M. Avelar
Senior Vice President       Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President       Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward Gaylor
Senior Vice President       Vice President of various Dean Witter Funds.

Robert S. Giambrone
Senior Vice President       Senior Vice President of DWSC, Distributors
                            and DWTC; Vice President of the Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President       Vice President of various Dean Witter Funds.

Kenton J. Hinchcliffe
Senior Vice President       Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President       Vice President of various Dean Witter Funds.

John B. Kemp, III           Director of the Provident Savings Bank, Jersey
Senior Vice President       City, New Jersey.

Anita Kolleeny
Senior Vice President       Vice President of various Dean Witter Funds.

Joseph J. McAlinden
Senior Vice President       Vice President of the Dean Witter Funds.

Jonathan R. Page
Senior Vice President       Vice President of various Dean Witter Funds.

Ira Ross
Senior Vice President       Vice President of various Dean Witter Funds.

Rochelle G. Siegel
Senior Vice President       Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President       Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

NAME AND POSITION            OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER             OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.            AND NATURE OF CONNECTION
-----------------            ------------------------------------------------

James F. Willison
Senior Vice President        Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President        Vice President of various Dean Witter Funds.

Thomas F. Caloia             First Vice President and Assistant Treasurer of
First Vice President         DWSC, Assistant Treasurer of Distributors;
and Assistant                Treasurer and Chief Financial Officer of the
Treasurer                    Dean Witter Funds and the TCW/DW Funds.

Marilyn K. Cranney           Assistant Secretary of DWR; First Vice President
First Vice President         and Assistant Secretary of DWSC; Assistant
and Assistant Secretary      Secretary of the Dean Witter Funds and the TCW/DW
                             Funds.

Barry Fink                   First Vice President and Assistant Secretary of
First Vice President         DWSC; Assistant Secretary of the Dean Witter
and Assistant Secretary      Funds and the TCW/DW Funds.

Michael Interrante           First Vice President and Controller of DWSC;
First Vice President         Assistant Treasurer of Distributors;First Vice
and Controller               President and Treasurer of DWTC.

Robert Zimmerman
First Vice President

Joan Allman
Vice President

Joseph Arcieri
Vice President               Vice President of various Dean Witter Funds.

Douglas Brown
Vice President

Philip Casparius
Vice President

Thomas Chronert
Vice President

Rosalie Clough
Vice President

Patricia A. Cuddy
Vice President               Vice President of various Dean Witter Funds.

B. Catherine Connelly
Vice President

NAME AND POSITION              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER               OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.              AND NATURE OF CONNECTION
-----------------              ------------------------------------------------

Salvatore DeSteno
Vice President                 Vice President of DWSC.

Frank J. DeVito
Vice President                 Vice President of DWSC.

Dwight Doolan
Vice President

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Deborah Genovese
Vice President

Peter W. Gurman
Vice President

John Hechtlinger
Vice President

Peter Hermann
Vice President                 Vice President of various Dean Witter Funds

David Hoffman
Vice President

David Johnson
Vice President

Christopher Jones
Vice President

Stanley Kapica
Vice President

Michael Knox                   Vice President of Dean Witter Convertible
Vice President                 Securities Trust.

Konrad J. Krill
Vice President                 Vice President of various Dean Witter Funds.

Paula LaCosta
Vice President                 Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

NAME AND POSITION         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER          OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.         AND NATURE OF CONNECTION
-----------------         ------------------------------------------------

Gerard Lian
Vice President            Vice President of various Dean Witter Funds.

LouAnne D. McInnis        Vice President and Assistant Secretary of DWSC;
Vice President and        Assistant Secretary of the Dean Witter Funds and
Assistant Secretary       the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

David Myers
Vice President

James Nash
Vice President

Richard Norris
Vice President

Hugh Rose
Vice President

Ruth Rossi                Vice President and Assistant Secretary of DWSC;
Vice President and        Assistant Secretary of the Dean Witter Funds and
Assistant Secretary       the TCW/DW Funds.

Carl F. Sadler
Vice President

Rafael Scolari
Vice President            Vice President of Prime Income Trust

Jayne M. Stevlingson
Vice President            Vice President of various Dean Witter Funds.

Kathleen Stromberg
Vice President            Vice President of various Dean Witter Funds.

Vinh Q. Tran
Vice President            Vice President of various Dean Witter Funds.

Alice Weiss
Vice President            Vice President of various Dean Witter Funds.

Marianne Zalys
Vice President

Item 29.    Principal Underwriters
            ----------------------

     (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1)       Dean Witter Liquid Asset Fund Inc.
 (2)       Dean Witter Tax-Free Daily Income Trust
 (3)       Dean Witter California Tax-Free Daily Income Trust
 (4)       Dean Witter Retirement Series
 (5)       Dean Witter Dividend Growth Securities Inc.
 (6)       Dean Witter Global Asset Allocation
 (7)       Dean Witter World Wide Investment Trust
 (8)       Dean Witter Capital Growth Securities
 (9)       Dean Witter Convertible Securities Trust
(10)       Active Assets Tax-Free Trust
(11)       Active Assets Money Trust
(12)       Active Assets California Tax-Free Trust
(13)       Active Assets Government Securities Trust
(14)       Dean Witter Short-Term Bond Fund
(15)       Dean Witter Mid-Cap Growth Fund
(16)       Dean Witter U.S. Government Securities Trust
(17)       Dean Witter High Yield Securities Inc.
(18)       Dean Witter New York Tax-Free Income Fund
(19)       Dean Witter Tax-Exempt Securities Trust
(20)       Dean Witter California Tax-Free Income Fund
(21)       Dean Witter Limited Term Municipal Trust
(22)       Dean Witter Natural Resource Development Securities Inc.
(23)       Dean Witter World Wide Income Trust
(24)       Dean Witter Utilities Fund
(25)       Dean Witter Strategist Fund
(26)       Dean Witter New York Municipal Money Market Trust
(27)       Dean Witter Intermediate Income Securities
(28)       Prime Income Trust
(29)       Dean Witter European Growth Fund Inc.
(30)       Dean Witter Developing Growth Securities Trust
(31)       Dean Witter Precious Metals and Minerals Trust
(32)       Dean Witter Pacific Growth Fund Inc.
(33)       Dean Witter Multi-State Municipal Series Trust
(34)       Dean Witter Federal Securities Trust
(35)       Dean Witter Short-Term U.S. Treasury Trust
(36)       Dean Witter Diversified Income Trust
(37)       Dean Witter Health Sciences Trust
(38)       Dean Witter Global Dividend Growth Securities
(39)       Dean Witter American Value Fund
(40)       Dean Witter U.S. Government Money Market Trust
(41)       Dean Witter Global Short-Term Income Fund Inc.
(42)       Dean Witter Premier Income Trust
(43)       Dean Witter Value-Added Market Series
(44)       Dean Witter Global Utilities Fund
(45)       Dean Witter High Income Securities
(46)       Dean Witter National Municipal Trust
(47)       Dean Witter International SmallCap Fund

(48)        Dean Witter Balanced Growth Fund
(49)        Dean Witter Balanced Income Fund
(50)        Dean Witter Hawaii Municipal Trust
(51)        Dean Witter Variable Investment Series
(52)        Dean Witter Capital Appreciation Fund
(53)        Dean Witter Intermediate Term U.S. Treasury Trust
(54)        Dean Witter Information Fund
(55)        Dean Witter Japan Fund
 (1)        TCW/DW Core Equity Trust
 (2)        TCW/DW North American Government Income Trust
 (3)        TCW/DW Latin American Growth Fund
 (4)        TCW/DW Income and Growth Fund
 (5)        TCW/DW Small Cap Growth Fund
 (6)        TCW/DW Balanced Fund
 (7)        TCW/DW Total Return Trust
 (8)        TCW/DW Mid-Cap Equity Trust

(b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

                                    Positions and
                                    Office with
Name                                Distributors
----                                --------------

Fredrick K. Kubler                  Senior Vice President, Assistant
                                    Secretary and Chief Compliance
                                    Officer.

Michael T. Gregg                    Vice President and Assistant
                                    Secretary.

Item 30.    Location of Accounts and Records
            --------------------------------

       All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    Management Services
            -------------------

        Registrant is not a party to any such management-related service contract.


Item 32.    Undertakings
            ------------

        Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

yh:gloass\partc.96

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of March, 1996.

                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                 By  /s/ Sheldon Curtis
                                     --------------------------------
                                         Sheldon Curtis
                                         Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                    Title                     Date
         ----------                    -----                     ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                 03/26/96
    --------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/ Thomas F. Caloia                                       03/26/96
    --------------------
        Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Sheldon Curtis                                         03/26/96
    -------------------
        Sheldon Curtis
        Attorney-in-Fact

    Michael Bozic                 Paul Kolton
    Edwin J. Garn                 Michael E. Nugent
    John R. Haire                 John L. Schroeder
    Manuel H. Johnson

By  /s/ David M. Butowsky                                      03/26/96
    ---------------------
        David M. Butowsky
        Attorney-in-Fact







                    DEAN WITTER GLOBAL ASSET ALLOCATION FUND

                                 EXHIBIT INDEX


11.     --     Consent of Independent Accountants

15.     --     Form of Amended and Restated Plan of Distribution
               pursuant to Rule 12b-1.

16.     --     Schedule for Computation of Performance Quotations

27.     --     Financial Data Schedule

Other   --     Powers of Attorney: Messrs. Garn, Bozic and Johnson

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yh\gloass\exhibit.96